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                                                                     Exhibit 4.3
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                              AETNA SERVICES, INC.,

                                    as Issuer

                                   AETNA INC.,

                                  as Guarantor

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO,

                                   as Trustee



                      ------------------------------------

                                    INDENTURE

                        Dated as of ___________ __, 1998

                      ------------------------------------



                         Junior Subordinated Debentures

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                                TABLE OF CONTENTS

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                                    ARTICLE 1
                                   DEFINITIONS


SECTION 1.01.  Definitions.....................................................1
      Aetna Capital Trust......................................................2
      Affiliate................................................................2
      Authenticating Agent.....................................................2
      Board of Directors.......................................................2
      Board Resolution.........................................................2
      Business Day.............................................................3
      Certificate..............................................................3
      Commission...............................................................3
      Common Securities........................................................3
      Company..................................................................3
      Corporate Trust Office...................................................3
      Declaration of Trust.....................................................4
      Debenture" or "Debentures................................................4
      Debenture Register.......................................................4
      Debenture Registrar......................................................4
      Default..................................................................4
      Depositary...............................................................4
      Event of Default.........................................................4
      Exchange Act.............................................................4
      Global Debenture.........................................................4
      Guarantee................................................................4
      Guaranteed Obligations...................................................4
      Guarantor................................................................4
      Holder, "holder of Debentures", "registered holder"......................4
      Indebtedness.............................................................5
      Indenture................................................................5
      Interest Payment Date....................................................5
      Officers' Certificate....................................................5
      Opinion of Counsel.......................................................6
      Original Issue Discount Debenture........................................6
      Outstanding..............................................................6
      Person...................................................................6
      Place of Payment.........................................................6
      Predecessor Debenture....................................................6

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      Preferred Securities Guarantee...........................................7
      Preferred Securities.....................................................7
      Property Trustee.........................................................7
      Responsible Officer......................................................7
      Security Exchange........................................................7
      Senior Indebtedness......................................................8
      Stated Maturity..........................................................8
      Subsidiary...............................................................8
      Trustee..................................................................9
      U.S. Government Obligations..............................................9
      Trust Indenture Act......................................................9


                                    ARTICLE 2

       ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION AND EXCHANGE OF
                                   DEBENTURES

SECTION 2.01.  Designation, Terms, Amount, Authentication and Delivery
      of Debentures............................................................9
SECTION 2.02.  Form of Debentures and Trustee's Certificate...................12
SECTION 2.03.  Date and Denominations of Debentures and Provisions for
      Payment of Principal, Premium and Interest..............................13
SECTION 2.04.  Execution, Authentication, Delivery and Dating.................15
SECTION 2.05.  Exchange of Debentures.........................................17
SECTION 2.06.  Temporary Debentures...........................................18
SECTION 2.07.  Mutilated, Destroyed, Lost and Stolen Debentures...............19
SECTION 2.08.  Cancellation...................................................20
SECTION 2.09.  Provisions of Indenture and Debentures for Sole Benefit of
      Parties and Holders.....................................................20
SECTION 2.10.  Appointment of Authenticating Agent............................20
SECTION 2.11.  Global Debenture...............................................21
SECTION 2.12.  Cusip Numbers..................................................22

                                    ARTICLE 3

              REDEMPTION OF DEBENTURES AND SINKING FUND PROVISIONS

SECTION 3.01.  Redemption of Debentures.......................................23
SECTION 3.02.  Notice of Redemption...........................................23
SECTION 3.03.  When Debentures Called for Redemption Become Due and
      Payable.................................................................24
SECTION 3.04.  Sinking Fund for Debentures....................................25

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SECTION 3.05.  Satisfaction of Sinking Fund Payments with Debentures..........25
SECTION 3.06.  Redemption of Debentures for Sinking Fund......................25

                                    ARTICLE 4

              PARTICULAR COVENANTS OF THE COMPANY AND THE GUARANTOR

SECTION 4.01.  Payment of Principal, Premium and Interest.....................26
SECTION 4.02.  Maintenance of Office or Agency by Company and
      Guarantor...............................................................26
SECTION 4.03.  Money for Debentures Payments to Be Held in Trust..............27
SECTION 4.04.  Statement by Officers as to Default............................28



                                    ARTICLE 5

        HOLDERS' LISTS AND REPORTS BY THE COMPANY, THE GUARANTOR AND THE
                                     TRUSTEE

SECTION 5.01.  Company and Guarantor to Furnish Trustee Names and
      Addresses of Holders....................................................29
SECTION 5.02.  Preservation of Information; Communications to Holders.........29
SECTION 5.03.  Reports by Company and Guarantor...............................30
SECTION 5.04.  Reports by Trustee.............................................30

                                    ARTICLE 6

             REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

SECTION 6.01.  Events of Default..............................................30
SECTION 6.02.  Acceleration of Maturity; Rescission and Annulment.............33
SECTION 6.03.  Collection of Indebtedness and Suits for Enforcement by
      Trustee.................................................................35
SECTION 6.04.  Trustee May File Proofs of Claim...............................36
SECTION 6.05.  Trustee May Enforce Claims Without Possession of
      Debentures..............................................................37
SECTION 6.06.  Application of Money Collected.................................37
SECTION 6.07.  Limitation on Suits............................................38
SECTION 6.08.  Unconditional Right of Holders to Receive Payment..............38
SECTION 6.09.  Restoration of Rights and Remedies
       .......................................................................39
SECTION 6.10.  Remedies Cumulative............................................39
SECTION 6.11.  Delay or Omission Not Waiver...................................39

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SECTION 6.12.  Control by Holders.............................................39
SECTION 6.13.  Waiver of Past Defaults........................................40
SECTION 6.14.  Undertaking for Costs..........................................41
SECTION 6.15.  Enforcement by Holders of Preferred Securities.................41

                                    ARTICLE 7

                             CONCERNING THE TRUSTEE

SECTION 7.01.  Obligations of Trustee.........................................41
SECTION 7.02.  Reliance, Evidence and Indemnity of Trustee....................43
SECTION 7.03.  No Liability for Certain Statements............................44
SECTION 7.04.  Trustee, Paying Agent or Debenture Registrar May Own
      Debentures..............................................................45
SECTION 7.05.  Moneys Received by Trustee to Be Held in Trust.................45
SECTION 7.06.  Compensation of Trustee........................................45
SECTION 7.07.  Right of Trustee to Rely on Certificate of Officers of
      Company.................................................................45
SECTION 7.08.   Conflicting Interest of Trustee...............................46
SECTION 7.09.  Requirements for Eligibility of Trustee........................52
SECTION 7.10.  Resignation and Removal........................................53
SECTION 7.11.  Successor Trustee..............................................54
SECTION 7.12.  Successor to Trustee by Merger, Consolidation or
      Succession to Business..................................................55
SECTION 7.13.  Trustee as Creditor............................................56

                                    ARTICLE 8

                             CONCERNING THE HOLDERS

SECTION 8.01.  Evidence of Action by Holders..................................60
SECTION 8.02.  Proof of Execution of Instruments and of Holding of
      Debentures..............................................................61
SECTION 8.03.  Who May Be Deemed Owners of Debentures.........................61
SECTION 8.04.  Debentures Owned by Company, the Guarantor or
      Controlled or Controlling Companies Disregarded for Certain
      Purposes................................................................61
SECTION 8.05.  Instruments Executed by Holders................................62

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                                    ARTICLE 9

                             SUPPLEMENTAL INDENTURES

SECTION 9.01.  Purposes for Which Supplemental Indentures May Be
      Entered into Without Consent of Holders.................................62
SECTION 9.02.  Modification of Indenture with Consent of Holders..............63
SECTION 9.03.  Effect of Supplemental Indentures..............................65
SECTION 9.04.  Debentures May Bear Notation of Changes........................65
SECTION 9.05.  Opinion of Counsel.............................................65

                                   ARTICLE 10

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 10.01.  Company or Guarantor May Consolidate, Etc., Only on
      Certain Terms...........................................................66
SECTION 10.02.  Successor Substituted.........................................67
SECTION 10.03.  Assumption by Guarantor or Subsidiary of Company's
      Obligations.............................................................67

                                   ARTICLE 11

         SATISFACTION, DISCHARGE AND DEFEASANCE OF INDENTURE; UNCLAIMED
                                     MONEYS

SECTION 11.01.  Satisfaction, Discharge and Defeasance of Indenture...........68
SECTION 11.02.  Application by Trustee of Funds Deposited for Payment
      of Debentures...........................................................71
SECTION 11.03.  Repayment of Funds at Satisfaction, Discharge or
      Defeasance..............................................................71
SECTION 11.04.  Repayment of Moneys Held by Paying Agent......................72
SECTION 11.05.  Indemnification of Trustee....................................72

                                   ARTICLE 12

                     IMMUNITY OF INCORPORATORS, STOCKHOLDER

SECTION 12.01.  Incorporators, Stockholders, Officers and Directors of
      Company Exempt from Individual Liability................................72

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                                   ARTICLE 13

                            MISCELLANEOUS PROVISIONS

SECTION 13.01.  Successors and Assigns of Company or Guarantor Bound
      by Indenture............................................................73
SECTION 13.02.  Acts of Board, Committee or Officer of Successor
      Company or Guarantor Valid..............................................73
SECTION 13.03.  Surrender of Powers...........................................73

SECTION 13.04.  Required Notices or Demands May be Served by Mail.............73

SECTION 13.05.  Indenture, Debentures and Guarantees to Be Construed
      in Accordance with Laws of the State of New York........................74
SECTION 13.06.   Officers' Certificates and Opinion of Counsel................74
SECTION 13.07.  Payments Not Due on Business Day..............................75
SECTION 13.08.  Provisions Required by Trust Indenture Act of 1939 to
      Control.................................................................75
SECTION 13.09.  Indenture May Be Executed in Counterparts.....................75
SECTION 13.10.  Separability of Indenture Provisions..........................75
SECTION 13.11.  Assignment by Company to Subsidiary...........................75
SECTION 13.12.  Holders of Preferred Securities Third Party Beneficiaries.....75

                                   ARTICLE 14

                           SUBORDINATION OF DEBENTURES

SECTION 14.01.  Agreement to Subordinate......................................76
SECTION 14.02.  Rights of Senior Indebtedness in the Event of Insolvency,
      Etc., of the Company....................................................76
SECTION 14.03.  Payment Over of Proceeds Received on Debentures...............77
SECTION 14.04.  Payments to Holders...........................................79
SECTION 14.05.  Holders of Debentures Authorize Trustee to Effectuate
      Subordination of Debentures.............................................79
SECTION 14.06.  Notice to Trustee.............................................80

SECTION 14.07.  Trustees May Hold Senior Indebtedness.........................80

SECTION 14.08.  Applicability of Article  to Paying Agents....................80

                                   ARTICLE 15

                             GUARANTEE OF DEBENTURES

SECTION 15.01.  Guarantee.....................................................80
SECTION 15.02.  Subrogation...................................................81
SECTION 15.03.  Reinstatement.................................................81

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SECTION 15.04.  Execution and Delivery of Guarantees..........................81

                                   ARTICLE 16

                           SUBORDINATION OF GUARANTEES

SECTION 16.01.  Agreement to Subordinate......................................82
SECTION 16.02.  Rights of Senior Indebtedness in the Event of Insolvency,
      Etc. of the Guarantor...................................................82
SECTION 16.03.  Payment Over of Proceeds Received on Guarantees...............83
SECTION 16.04.  Payments to Holders...........................................85
SECTION 16.05.  Holders of Debentures Authorize Trustee to Effectuate
      Subordination of Guarantee..............................................85

SECTION 16.06.  Notice to Trustee.............................................86

SECTION 16.07.  Trustees May Hold Senior Indebtedness.........................86
SECTION 16.08.  Applicability of Article  to Paying Agents....................86

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      INDENTURE, dated as of __________ __, 1998, between and among AETNA
SERVICES, INC., a corporation duly organized and validly existing under the laws of the State of Connecticut (herein called the "Company"), having its principal office at 151 Farmington Avenue, Hartford, Connecticut 06156, AETNA INC., a corporation duly organized and existing under the laws of the State of Connecticut (herein called the "Guarantor"), having its principal office at 151 Farmington Avenue, Hartford, Connecticut 06156, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                                    RECITALS

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of debentures (herein called the "Debentures"), to be issued in one or more series as in this Indenture provided.

      The Guarantor has duly authorized the unconditional guarantee of the Debentures on the terms hereinafter set forth and the execution and delivery of the Indenture.

      All things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Debentures or of series thereof, as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      SECTION 1.01. Definitions. The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture, any resolution of the Board of Directors of the Company or the Guarantor and of any indenture supplemental hereof shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939,
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as amended, or which are by reference in such Act defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this instrument.

      "Aetna Capital Trust" means such statutory business trust created under the laws of the State of Delaware specified in the applicable Board Resolution of the Company or supplemental indenture establishing a particular series of Debentures pursuant to Section 2.01 hereof.

      "Affiliate" of the Company means any company at least a majority of whose outstanding voting stock shall at the time be owned by the Company, or by one or more direct or indirect subsidiaries of the Company or by the Company and one or more direct or indirect subsidiaries of the Company. For the purposes only of this definition of the term "Affiliate", the term "voting stock", as applied to the stock of any company, shall mean stock of any class or classes having ordinary voting power for the election of a majority of the directors of such company, other than stock having such power only by reason of the occurrence of a contingency.

      "Authenticating Agent" means an authenticating agent with respect to all or any of the series of Debentures, as the case may be, appointed with respect to all or any series of the Debentures, as the case may be, by the Trustee pursuant to Section 2.10.

      "Board of Directors," when used with reference to either the Company or the Guarantor, means either (i) the Board of Directors of the Company or the Guarantor, as the case may be, the Executive Committee of such Board of Directors or any other duly authorized committee of directors and/or officers appointed by such Board of Directors or Executive Committee, or (ii) one or more duly authorized officers of the Company or the Guarantor, as the case may be, to whom the Board of Directors of the Company or the Guarantor or a committee thereof has delegated the authority to act with respect to the matters contemplated by this Indenture.

      "Board Resolution," when used with reference to either the Company or the Guarantor, means (i) a copy of a resolution certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company or the Guarantor, as the case may be, to have been adopted by the Board of Directors or a committee thereof and to be in full force and effect on the date of such certification or (ii) a certificate signed by the authorized officer or officers of the Company or the Guarantor, as the case may be, to whom the Board of Directors of

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the Company or the Guarantor or a committee thereof has delegated its authority
(as described in the definition of Board of Directors), and in each case, delivered to the Trustee.

      "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

      "Certificate", when used with reference to either the Company or the Guarantor, means a certificate signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company or the Guarantor, as the case may be. The Certificate need not comply with the provisions of Section 13.06.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Securities" means the common undivided beneficial interests in the assets of the applicable Aetna Capital Trust.




      "Company" means Aetna Services, Inc., a corporation duly organized and existing under the laws of the State of Connecticut, and, subject to the provisions of Article 10, shall also include its successors and assigns.


      "Company Order", when used with reference to the Company or the Guarantor, means a written request or order signed in the name of the Company or of the Guarantor, as the case may be, by (i) any two of the following individuals: the Chairman, the President, a Vice Chairman, a Senior Vice President, or a Vice President, or (ii) by one of the foregoing individuals and by any other Vice President, the Treasurer, an Assistant Treasurer, the Corporate Secretary or an Assistant Corporate Secretary or any other individual authorized by the Board of Directors for such purpose, and delivered to the Trustee.



      "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at 153 West 51st Street, 5th Floor, Suite 4015, New York, NY 10019 Attention: Corporate Trust Administration.




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      "Declaration of Trust" means the Declaration of Trust of the Aetna Capital
Trust, if any, specified in the applicable Board Resolution of the Company or supplemental indenture establishing a particular series of Debentures pursuant to Section 2.01 hereof.

      "Debenture" or "Debentures" means any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture.


      "Debenture Register" shall have the meaning set forth in Section 2.05(b).



      "Debenture Registrar" shall have the meaning set forth in Section 2.05(b).


      "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

      "Depositary" means with respect to Debentures of any series, for which the Company shall determine that such Debentures will be issued as a Global Debenture, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.01 or 2.11.

      "Event of Default", with respect to Debentures of a particular series means any event specified in Section 6.01, continued for the period of time, if any, therein designated.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto.

      "Global Debenture" means, with respect to any series of Debentures, a Debenture executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

      "Guarantee" means any guarantee of the Guarantor endorsed on a Debenture authenticated and delivered pursuant to this Indenture and shall include the guarantee set forth in Section 15.01.

      "Guaranteed Obligations" shall have the meaning set forth in Section
15.01.

      "Guarantor" means Aetna Inc., a corporation duly organized and existing under the laws of the State of Connecticut and subject to the provisions of
Article 10, shall also include its successors and assigns.

      "Holder", "holder of Debentures", "registered holder", or other similar term, means the person or persons in whose name or names a particular Debenture

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shall be registered on the books of the Company kept for the purpose in accordance with the terms of this Indenture.

      "Indebtedness" means (without duplication and without regard to any portion of principal amount that has not accrued and to any interest component thereof (whether accrued or imputed) that is not due and payable) with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Person; and (vi) every obligation of the type referred to in clauses (i) through (v) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable, directly or indirectly, as obligor or otherwise.

      "Indenture" means this instrument as originally executed, or, if amended or supplemented as herein provided, as so amended or supplemented.

      "Interest Payment Date" when used with respect to any installment of interest on a Debenture of a particular series means the date specified in such Debenture or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Debentures of that series is due and payable.





      "Officers' Certificate" when used with respect to the Company or the Guarantor, means a certificate signed by (i) any two of the following individuals: the Chairman, the President, a Vice Chairman, Senior Vice President or a Vice President, or (ii) by one of the foregoing individuals and by any other Vice President, the Treasurer, an Assistant Treasurer, the Corporate Secretary or an Assistant Corporate Secretary, of the Company or the Guarantor, as the case may be, or any other individual authorized by the Board of Directors of the Company or the Guarantor, as the case may be, for such purpose, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 4.04 shall be the


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principal executive, financial or accounting officer of the Company or the
Guarantor, as the case may be.

      "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel for the Company or the Guarantor, and who shall be satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.06, if and to the extent required by the provisions thereof.

      "Original Issue Discount Debenture" means any Debenture which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the fixed date on which the principal on such Debenture is due and payable.

      "Outstanding", when used with reference to Debentures of any series, subject to the provisions of Section 8.01, means, as of any particular time, all Debentures of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Debentures theretofore canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or which have previously been canceled; (b) Debentures or portions thereof for the payment or redemption of which moneys or U.S. Government Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company or the Guarantor) or shall have been set aside and segregated in trust for the holders of such Debentures by the Company or the Guarantor (if the Company or the Guarantor shall act as its own paying agent); provided, however, that if such Debentures or portions of such Debentures are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article 3 provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and (c) Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to the terms of
Section 2.07.

      "Person" means any individual, corporation, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment," when used with respect to the Debentures of any series, means the place or places where the principal of and any premium and interest on the Debentures of that series are payable as specified as contemplated by Section 2.01(g).

      "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced

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by such particular Debenture; and, for the purposes of this definition, any
Debenture authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

      "Preferred Securities Guarantee" means the Preferred Securities Guarantee, if any, that the Company and the Guarantor may enter into that operates directly or indirectly for the benefit of holders of Preferred Securities issued by a Aetna Capital Trust.

      "Preferred Securities" means the preferred undivided beneficial interests in the assets of the applicable Aetna Capital Trust.




      "Property Trustee" means the entity performing the function of the Property Trustee under the applicable Declaration of Trust of an Aetna Capital Trust.


      "Responsible Officer" when used with respect to the Trustee means any officer or assistant officer of the Trustee assigned to administer corporate trust matters or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.


      "Security Exchange" when used with respect to the Debentures of any series which are held as trust assets of an Aetna Trust pursuant to the Declaration of Trust of such Aetna Capital Trust, means the distribution of the Debentures of such series by such Aetna Capital Trust in exchange for the Preferred Securities and Common Securities of such Aetna Capital Trust in dissolution of such Aetna Capital Trust pursuant to the Declaration of Trust of such Aetna Capital Trust.

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

      "Senior Indebtedness" means with respect to any Person the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person to the extent that such claim for post-petition interest is allowed in such proceeding), on Indebtedness of such Person, whether incurred on or prior to the date of the Indenture or thereafter incurred (including, without limitation, indebtedness or guarantees in respect thereof issued or to be issued under the Indenture dated as of July 1, 1996 among Aetna Services, Inc., Aetna Inc. and State Street Bank and Trust Company of Connecticut, National Association, as trustee, providing for the issuance of subordinated debt securities of Aetna Services, Inc. and guarantees of Aetna Inc. in respect thereof), unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Debentures in the case of the Company, or the Guarantees, in the case of the Guarantor, or to other Indebtedness of such Person which is pari passu with, or subordinated to the Debentures in the case of the Company, or the Guarantees, in the case of the Guarantor; provided, however, that Senior Indebtedness shall be deemed not to include (i) in the case of the Company, the Debentures, and (ii) in the case of the Guarantor, the Guarantees and provided, further, that Senior Indebtedness shall not include any other debt securities or guarantees in respect thereof issued to any other trusts, partnerships or other entity affiliated with the Company or the Guarantor which is a financing vehicle of the Company or the Guarantor ("Financing Entity") in connection with the issuance of preferred securities of such Financing Entity, including, without limitation, indebtedness of the Company and the Guarantor's guarantee in respect thereof issued to Aetna Capital L.L.C. pursuant to that certain Indenture dated as of November 1, 1994 between Aetna Services, Inc. and The First National Bank of Chicago, as trustee, as amended by the First Indenture Supplement dated August 1, 1996 among Aetna Services, Inc., Aetna Inc. and The First National Bank of Chicago, as trustee.

      "Stated Maturity" when used with respect to any Debenture or any installment of principal thereof or interest thereon, means the date specified in such Debenture as the fixed date on which the principal of such Debenture or such installment of principal or interest is due and payable.

      "Subsidiary" of any Person means a corporation more than 50% of the voting power of which is controlled, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one and more other Subsidiaries of such Person. For the purposes of this definition, "voting power" means the power to vote for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

      "Trustee" means The First National Bank of Chicago, a national banking association, and, subject to the provisions of Article 7, shall also include its successors and assigns, and, if at any time there is more than one person acting in such capacity hereunder, "Trustee" shall mean each such person. The term "Trustee" as used with respect to a particular series of the Debentures shall mean the trustee with respect to that series.

      "U.S. Government Obligations" means (x) any security that is (i) a direct obligation of the United States of America for the payment of which full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality for the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any specific payment of principal of or interest on any such U.S. Government Obligation specified in Clause (x) and held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

      "Trust Indenture Act", subject to the provisions of Section 9.01 and 9.02, means the Trust Indenture Act of 1939, as amended and in effect at the date of execution of this Indenture.

                                    ARTICLE 2

       ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION AND EXCHANGE OF
                                   DEBENTURES

      SECTION 2.01. Designation, Terms, Amount, Authentication and Delivery of Debentures. The aggregate principal amount of Debentures which may be authenticated and delivered under this Indenture is unlimited.

      The Debentures may be issued in one or more series up to the aggregate principal amount of Debentures of that series and the Guarantees may be endorsed on such Debentures as from time to time authorized by or pursuant to a Board

Resolution of the Company or the Guarantor, as the case may be, or pursuant to one or more indentures supplemental hereto, prior to the initial issuance of Debentures of a particular series. Prior to the initial issuance of Debentures of any series, there shall be established in or pursuant to a Board Resolution of the Company and the Guarantor, and set forth in an Officers' Certificate of the Company and the Guarantor, or established in one or more indentures supplemental hereto:

            (a) the title of the Debentures of the series (which shall distinguish the Debentures of the series from all other Debentures);

            (b) any limit upon the aggregate principal amount of the Debentures of that series which may be authenticated and delivered under this Indenture (except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures of that series):

            (c) the Person to whom any interest on such Debentures will be payable, if other than the Person in whose name such Debentures are registered on any regular record date with respect to any Interest Payment Date;

            (d) the date or dates on which the principal of the Debentures of the series is payable;

            (e) the rate or rates per annum (which may be fixed or variable) at which the Debentures of the series shall bear interest, if any, or the formula pursuant to which such rate or rates shall be determined, the date or dates from which such interest will accrue and the dates on which such interest, if any, will be payable, the right, if any, of the Company to defer or extend an interest payment date and the duration of such deferral or extension (an "Extension Period") and the regular record dates for such Interest Payment Dates;

            (f) whether the Debentures will be secured;

            (g) the place or places where principal of (and premium, if any) and interest, if any, on such Debentures will be payable;

            (h) if applicable, the price at which, the periods within which and the terms and conditions upon which the Debentures may be redeemed at the option of the Company, pursuant to a sinking fund or otherwise;

            (i) the obligation, if any, of the Company to redeem or purchase Debentures of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in anticipation of future sinking fund obligations) or at the option of a holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Debentures of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

            (j) the form of the Debentures of the series including the form of the Certificate of Authentication for such series;

            (k) if other than denominations of $25 or any integral multiple thereof, the denominations in which the Debentures of the series shall be issuable;

            (l) If the Debentures of such series are to be deposited as trust assets in an Aetna Capital Trust, the name of the applicable Aetna Capital Trust (which shall distinguish such statutory business trust from all other Aetna Capital Trusts) into which the Debentures of such series are to be deposited as trust assets and the date of its Declaration of Trust.

            (m) if the amount of payments of principal of (or premium, if any) or interest, if any, on the Debentures may be determined with reference to one or more indices, the manner in which such amounts will be determined;

            (n) the portion of the principal amount of such Debentures, if other than the principal amount thereof, payable upon acceleration of maturity thereof;

            (o) whether all or any part of such Debentures will be issued in the form of a Global Debenture or Debentures and, if so, the depositary for, and other terms related to, such Global Debenture or Debentures;

            (p) any event or events of default applicable with respect to such Debentures in addition to those provided in this Indenture;

            (q) the relative degree to which such Debentures of the series shall be senior to or be subordinated to other series of such Debentures in right of payment, whether such other series of Debentures are outstanding or not;

            (r) any other covenant or warranty included for the benefit of the Debentures in addition to (and not inconsistent with) those included in this Indenture for the benefit of Debentures or in lieu of any covenant or warranty included in this Indenture for the benefit of the Debentures of all series, or any provision that any covenant or warranty included in this Indenture for the benefit of Debentures of all series shall not be for the benefit of the applicable Debentures, or any combination of such covenant, warranty or provisions;

            (s) the guarantee of the Guarantor of the Debentures if other than as described herein;

            (t) any restriction or condition on the transferability of the Debentures;

            (u) any authenticating or paying agents, registrars, conversion agents or any other agents with respect to such Debentures; and

            (v) any other terms of such Debentures and Guarantees not inconsistent with the terms of this Indenture.

      All Debentures of any one series and the Guarantees endorsed thereon shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolutions or in any indenture supplemental hereto.

      If any of the terms of the series are established by action taken pursuant to Board Resolution of the Company and the Guarantor, copies of appropriate records of such action shall be certified by the Secretary or an Assistant Secretary of the Company and the Guarantor and delivered to the Trustee at or prior to the delivery of the Officers' Certificates setting forth the terms of the series.

      SECTION 2.02. Form of Debentures and Trustee's Certificate. The Debentures of any series, the Guarantees endorsed thereon and the Trustee's certificate of authentication to be borne by such Debentures shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in the Board Resolutions of the Company and the Guarantor and as set forth in an Officers' Certificate, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Debentures of that series may be listed, or to conform to usage.

      SECTION 2.03. Date and Denominations of Debentures and Provisions for Payment of Principal, Premium and Interest. The Debentures shall be issuable as registered Debentures and in the denominations of $25 or any integral multiple thereof, subject to Section 2.01(k). The Debentures of a particular series shall bear interest payable on the dates and at the rate specified with respect to that series. The principal of and the interest on the Debentures of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in the coin or currency of the United States of America which at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in the Place of Payment. Each Debenture shall be dated the date of its authentication. Interest on the Debentures shall be computed on the basis of a 360-day year composed of twelve 30-day months.

      The interest installment on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Debentures of that series shall be paid to the person in whose name said Debenture (or one or more Predecessor Debentures) is registered at the close of business on the regular record date for such interest installment. In the event that any Debenture of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Debenture will be paid upon presentation and surrender of such Debenture as provided in Section 3.03.

      Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Debentures of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (a) or clause (b) below:

            (a) The Company may make payment of any Defaulted Interest on Debentures to the persons in whose names such Debentures (or their respective Predecessor Debentures) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Holder at his or her address as it appears in the Debenture Register (as hereinafter defined), not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names such Debentures (or their Predecessor Debentures) are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

            (b) The Company may make payment of any Defaulted Interest on any Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

      Unless otherwise set forth in Board Resolutions of the Company and the Guarantor or one or more indentures supplemental hereto establishing the terms of any series of Debentures pursuant to Section 2.01 hereof, the term "regular record date" as used in this Indenture with respect to a series of Debentures with respect to any Interest Payment Date for such series shall mean either the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is Business Day.

      Subject to the foregoing provisions of this Section, each Debenture of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debenture of such series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

      SECTION 2.04. Execution, Authentication, Delivery and Dating. The Debentures shall, subject to the provisions of Section 2.06, be printed on steel-engraved borders or fully or partially engraved, or legibly typed, as the proper officer of the Company may determine, and shall be executed on behalf of the Company by its Chairman, its President, a Vice Chairman, any Vice President, its Treasurer or Assistant Treasurer, under its corporate seal reproduced thereon attested by its Corporate Secretary or one of its Assistant Corporate Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile.

      The Guarantees shall be executed on behalf of the Guarantor by its Chairman, its President, a Vice Chairman, any Vice President, its Treasurer or Assistant Treasurer, under its corporate seal reproduced thereon and attested by its Corporate Secretary or one of its Assistant Corporate Secretaries. The signature of any of these officers on the Guarantees may be manual or facsimile.

      The seal of the Company or the Guarantor, as the case may be, may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Debentures. Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or of the Guarantor shall bind the Company or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures. Minor typographical and other minor errors in the text of any Debenture or the Guarantee endorsed thereon or minor defects in the seal or facsimile signature on any Debenture or the Guarantee endorsed thereon shall not affect the validity or enforceability of such Debenture or such Guaranty if such Debenture has been duly authenticated and delivered by the Trustee.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures of any series executed by the Company and having endorsed thereon Guarantees executed by the Guarantor to the Trustee for authentication, together with a Company Order of the Company for the authentication and delivery of such Debentures, and the Trustee in accordance with such Company Order shall authenticate and deliver such Debentures. If the form or terms of the Debentures of the series or the form of Guarantees endorsed thereon have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 2.02, in authenticating such Debentures, and accepting the additional responsibilities under this Indenture in relation to such Debentures and Guarantees endorsed thereon, the Trustee shall be entitled to receive, and (subject to Section 7.02(d)) shall be fully protected in relying upon, an Opinion of Counsel stating,

            (a) if the form or forms of such Debentures and the applicable Guarantees have been established by or pursuant to Board Resolution as permitted by Section 2.02, that such form or forms have been established in conformity with the provisions of this Indenture;

            (b) if the terms of such Debentures and the applicable Guarantees have been established by or pursuant to Board Resolution as permitted by
      Section 2.01, that such terms have been established in conformity with the provisions of this Indenture;

            (c) that such Debentures, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally or the rights of creditors of insurance companies generally and to general equity principles; and

            (d) that such Guarantees, when the Debentures on which such Guarantees are endorsed are authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

      The Trustee shall have the right to decline to authenticate and deliver any Debentures under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors, executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that such action would expose the Trustee to personal liability to existing Holders of Debentures.

      Notwithstanding the provisions of Section 2.01 and of the preceding paragraph, if all Debentures of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 2.01 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Debenture of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Debenture of such series to be issued.

      Each Debenture and the applicable Guarantee shall be dated the date of its authentication.

      No Debenture or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder and that such Debenture or Guarantee is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Debenture shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debenture to the Trustee for cancellation as provided in Section 2.08, for all purposes of this Indenture such Debenture and the Guarantee endorsed thereon shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

      SECTION 2.05. Exchange of Debentures. (a) Debentures of any series may be exchanged upon presentation thereof at the office or agency of the Company designated for such purpose at the applicable Place of Payment, for other Debentures of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section. In respect of any Debentures so surrendered for exchange, the Company shall execute, the Guarantor shall endorse, the Trustee shall authenticate and such office or agency shall make available for delivery in exchange therefor the Debenture or Debentures of the same series which the Holder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

     (b) The Company shall keep, or cause to be kept, at its office or agency designated for such purpose at the applicable Place of Payment, or such other location designated by the Company a register or registers (herein referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Debentures and the transfers of Debentures as in this Article provided and which at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering

Debentures and transfer of Debentures as herein provided shall be appointed as authorized by Board Resolution (the "Debenture Registrar").

      Upon surrender for transfer of any Debenture at the office or agency of the Company designated for such purpose at the applicable Place of Payment for that series, the Company shall execute, the Guarantor shall endorse, the Trustee shall authenticate and such office or agency shall make available for delivery in the name of the transferee or transferees a new Debenture or Debentures of the same series as the Debenture presented for a like aggregate principal amount.

      All Debentures presented or surrendered for exchange or registration of transfer, as provided in this Section, shall be accompanied (if so required by the Company or the Debenture Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company, the Guarantor or the Debenture Registrar, duly executed by the registered holder or by his duly authorized attorney in writing.

     (c) No service charge shall be made for any exchange or registration of transfer of Debentures, or issue of new Debentures in case of partial redemption of any series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.06, the second paragraph of Section 3.03 and Section 9.04 not involving any transfer.

     (d) The Company shall not be required (i) to issue, exchange or register the transfer of any Debentures during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the outstanding Debentures of the same series and ending at the close of business on the day of such mailing, nor (ii) to register the transfer of or exchange any Debentures of any series or portions thereof called for redemption. The provisions of this Section 2.05 are, with respect to any Global Debenture, subject to Section 2.11 hereof.

      SECTION 2.06. Temporary Debentures. Pending the preparation of definitive Debentures of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debentures substantially of the tenor of the definitive Debentures in lieu of which they are issued and having endorsed thereon Guarantees of the Guarantor substantially of the tenor of definitive Guarantees, which Debentures and Guarantees may be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures or such Guarantees may determine, as evidenced by their execution of such Debentures and such Guarantees.


      If temporary Debentures of any series are issued, the Company will cause definitive Debentures of that series to be prepared without unreasonable delay. After the preparation of definitive Debentures of such series, the temporary Debentures of such series shall be exchangeable for definitive Debentures of such series upon surrender of the temporary Debentures of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Debentures of the same series, of any authorized denominations and of a like aggregate principal amount and tenor which have endorsed thereon Guarantees duly executed by the Guarantor. Until so exchanged the temporary Debentures of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures of such series and tenor.


      SECTION 2.07. Mutilated, Destroyed, Lost and Stolen Debentures. If there shall be delivered to the Company and the Trustee (a) a mutilated Debenture, or
(b) evidence to their satisfaction of the destruction, loss or theft of any Debenture and in either case such security or indemnity as may be required by either of them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Debenture, a new Debenture of the same series and of like tenor and principal amount having endorsed thereon a Guarantee duly executed by the Guarantor, and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

      Upon the issuance of any new Debenture under this Section, the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Debenture of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures of that series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

      SECTION 2.08. Cancellation. All Debentures surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Debentures previously authenticated hereunder which the Company has not issued and sold, and all Debentures so delivered shall be promptly cancelled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debentures held by the Trustee shall be disposed of as directed by a Company Order. Acquisition by the Company or the Guarantor of any Debenture shall not operate as a redemption or satisfaction of the indebtedness represented by such Debenture unless and until the same is delivered to the Trustee for cancellation.

      SECTION 2.09. Provisions of Indenture and Debentures for Sole Benefit of Parties and Holders. Nothing in this Indenture or in the Debentures, express or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and the holders of the Debentures, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Debentures.

      SECTION 2.10. Appointment of Authenticating Agent. So long as any of the Debentures of any series remain outstanding there may be an Authenticating Agent for any or all such series of Debentures which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Debentures of such series issued upon exchange, transfer or partial redemption thereof, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Debentures by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series except for authentication upon original issuance or pursuant to Section 2.07 hereof. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation which has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and which is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

      Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee, the Company and the Guarantor. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Company and the Guarantor. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company and the Guarantor. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

      SECTION 2.11. Global Debenture. (a) If the Company shall establish pursuant to Section 2.01 that the Debentures of a particular series are to be issued as one or more Global Debentures, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, and the Guarantor shall execute the Guarantee endorsed on, one or more Global Debentures which (i) shall represent, and shall be denominated in an aggregate amount equal to the aggregate principal amount of, all of the Outstanding Debentures of such series, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in
Section 2.11 of the Indenture, this Debenture may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary."

     (b) Notwithstanding the provisions of Section 2.05, the Global Debenture of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

     (c) If at any time the Depositary for a series of Debentures notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.11 shall no longer be applicable to the Debentures of such series and the Company will execute, and the Guarantor shall execute the Guarantee endorsed on, and subject to Section 2.05, the Trustee will authenticate and make available for delivery Debentures of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debentures of such series in exchange for such Global Debenture. In addition, the Company may at any time determine that the Debentures of any series shall no longer be represented by one or more Global Debentures and that the provisions of this Section shall no longer apply to the Debentures of such series. In such event the Company will execute, and the Guarantor shall execute the Guarantee endorsed on, and subject to Section 2.05, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver Debentures of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debentures of such series in exchange for such Global Debentures. Upon the exchange of the Global Debentures for such Debentures in definitive registered form without coupons, in authorized denominations, the Global Debentures shall be canceled by the Trustee. Such Debentures in definitive registered form issued in exchange for the Global Debentures pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debentures to the Depositary for delivery to the persons in whose names such Debentures are so registered.

      SECTION 2.12. Cusip Numbers. The Company in issuing the Debentures and the Guarantor in endorsing the Guarantees may use "CUSIP" and "CINS" numbers (if then generally in use), and the Trustee shall use CUSIP numbers or CINS numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders and no representation shall be made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of redemption or exchange.

                                    ARTICLE 3

              REDEMPTION OF DEBENTURES AND SINKING FUND PROVISIONS

      SECTION 3.01. Redemption of Debentures. The Company may redeem the Debentures of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.01 hereof.

      SECTION 3.02. Notice of Redemption. (a) In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Debentures of any series in accordance with the right reserved so to do, it shall give notice of such redemption to holders of the Debentures of such series to be redeemed by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Debenture Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Debenture of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Debentures of such series or any other series. In the case of any redemption of Debentures prior to the expiration of any restriction on such redemption provided in the terms of such Debentures or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with any such restriction.

      Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Debentures of that series are to be redeemed, and shall state that payment of the redemption price of such Debentures to be redeemed will be made at the office or agency of the Company in a Place of Payment, upon presentation and surrender of such Debentures, that interest accrued to the date fixed for redemption will be paid as specified in said notice, that from and after said date interest will cease to accrue and that the redemption is for a sinking fund, if such is the case. If less than all the Debentures of a series are to be redeemed, the notice to the holders of Debentures of that series to be redeemed in whole or in part shall specify the particular Debentures to be so redeemed. In case any Debenture is to be redeemed in part only, the notice which relates to such Debenture shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Debenture, a new Debenture or Debentures of such series in principal amount equal to the unredeemed portion thereof will be issued.

     (b) If less than all the Debentures of a series are to be redeemed, the Company shall give the Trustee at least 45 days' notice in advance of the date fixed for redemption as to the aggregate principal amount of Debentures of the series to be redeemed, and thereupon the Trustee shall select, by lot or in such other manner as it shall deem appropriate and fair in its discretion and which may provide for the selection of a portion or portions (equal to $25 or any integral multiple thereof) of the principal amount of such Debentures of a denomination larger than $25, the Debentures to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the Debentures to be redeemed, in whole or in part.


      The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President, Chief Executive Officer or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Debentures of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Debenture Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section.


      SECTION 3.03. When Debentures Called for Redemption Become Due and Payable. (a) If the giving of notice of redemption shall have been completed as above provided, the Debentures or portions of Debentures of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption and interest on such Debentures or portions of Debentures shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Debenture or portion thereof. On presentation and surrender of such Debentures on or after the date fixed for redemption at the place of payment specified in the notice, said Debentures shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to the date fixed for redemption (but if the date fixed for redemption is an Interest Payment Date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date pursuant to
Section 2.03).

     (b) Upon presentation of any Debenture of such series which is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and the office or agency where the Debenture is presented shall make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures of the same series, of authorized denominations in principal amount equal to the unredeemed portion of the Debenture so presented.

      SECTION 3.04. Sinking Fund for Debentures. The provisions of Sections 3.04, 3.05 and 3.06 shall be applicable to any sinking fund for the retirement of Debentures of a series, except as otherwise specified as contemplated by
Section 2.01 for Debentures of such series.

      The minimum amount of any sinking fund payment provided for by the terms of Debentures of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Debentures of any series is herein referred to as on "optional sinking fund payment". If provided for by the terms of Debentures for any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05. Each sinking fund payment shall be applied to the redemption of Debentures of any series as provided for by the terms of Debentures of such series.

      SECTION 3.05. Satisfaction of Sinking Fund Payments with Debentures. The Company (a) may deliver outstanding Debentures of a series (other than any previously called for redemption) and (b) may apply as a credit Debentures of a series which have been redeemed either at the election of the Company pursuant to the terms of such Debentures or through the application of permitted optional sinking fund payments pursuant to the terms of such Debentures, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debentures of such series required to be made pursuant to the terms of such Debentures as provided for by the terms of such series; provided that such Debentures have not been previously so credited. Such Debentures shall be received and credited for such purpose by the Trustee at the redemption price specified in such Debentures for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

      SECTION 3.06. Redemption of Debentures for Sinking Fund. Not less than 45 days prior to each sinking fund payment date for any series of Debentures, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms for that series, the portion thereof, if any, which is to be satisfied by delivering and crediting Debentures of that series pursuant to Section 3.05 and the basis for such credit and will, together with such Officers' Certificate, deliver to the Trustee any Debentures to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Debentures to be redeemed upon such sinking fund payment date in the manner specified in Section
3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.02. Such notice having been duly given, the redemption of such Debentures shall be made upon the terms and in the manner stated in Section 3.03.

                                    ARTICLE 4

              PARTICULAR COVENANTS OF THE COMPANY AND THE GUARANTOR

      SECTION 4.01. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Debentures that it will duly and punctually pay or cause to be paid the principal of and any premium and interest on the Debentures of that series in accordance with the terms of the Debentures and this Indenture.

      SECTION 4.02.  Maintenance of Office or Agency by Company and
Guarantor.

     (a) So long as any Debentures of any series are Outstanding, the Company will maintain in each Place of Payment for any series of Debentures an office or agency where Debentures of that series may be presented or surrendered for payment, where Debentures of that series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Debentures of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies where the Debentures of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Debentures of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     (b) So long as any Debentures of any series are Outstanding, the Guarantor will maintain in each Place of Payment for any series of Debentures an office or agency where Debentures of that series may be presented or surrendered for payment under the Guarantees endorsed thereon and where notices and demands to or upon the Guarantor in respect of the Guarantees endorsed on the Debentures of that series and this Indenture may be served. The Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Guarantor may also from time to time designate one or more other offices or agencies where the Debentures of one or more series may be presented or surrendered for such purpose or where such notices or demands may be served and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Guarantor of its obligation to maintain an office or agency in each Place of Payment for Debentures of any series for such purposes. The Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      SECTION 4.03. Money for Debentures Payments to Be Held in Trust. If the Company or the Guarantor shall at any time act as its or their own Paying Agent with respect to any series of Debentures, it or they will, on or before each due date of the principal of or any premium or interest on any of the Debentures of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Debentures, it will, prior to each due date of the principal of or any premium or interest on any Debentures of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent for any series of Debentures other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Debentures of that series) in the making of any payment in respect of the Debentures of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Debentures of that series.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      SECTION 4.04. Statement by Officers as to Default. The Company and the Guarantor will each deliver to the Trustee within 120 days after the end of each fiscal year of the Guarantor ending after the date hereof, a certificate signed by the Company's or the Guarantor's, as the case may be, principal executive officer, principal financial officer or principal accounting officer stating whether or not to the best knowledge of the signer thereof the Company or the Guarantor, as the case may be, is in compliance with all terms, conditions and covenants of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the signer has obtained knowledge of any continuing default by the Company or the Guarantor, as the case may be, in the performance, observation or fulfillment of any such term, condition or covenant, specifying each such default and the nature thereof.

                                    ARTICLE 5

        HOLDERS' LISTS AND REPORTS BY THE COMPANY, THE GUARANTOR AND THE
                                     TRUSTEE

      SECTION 5.01. Company and Guarantor to Furnish Trustee Names and Addresses of Holders. The Company and the Guarantor will furnish or cause to be furnished to the Trustee:

            (a) semi-annually, not later than 10 days after each regular record date for the interest payable on any Interest Payment Date in each year, a list for each series of Debentures, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Debentures of such series as of the preceding regular record date for the interest payable on any Interest Payment Date, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Debenture Registrar.

      SECTION 5.02.  Preservation of Information; Communications to Holders.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 5.01 and the names and addresses of Holders received by the Trustee in its capacity as Debenture Registrar. The Trustee may destroy any list furnished to it as provided in
Section 5.01 upon receipt of a new list so furnished.

     (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor, the Trustee or any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

      SECTION 5.03. Reports by Company and Guarantor. The Company and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

      SECTION 5.04. Reports by Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the Trust Indenture Act with respect to any 12 month period, such report shall cover the 12 month period ending May 15 and shall be transmitted by the next succeeding July 15.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debentures are listed, with the Commission and with the Company and the Guarantor. The Company will notify the Trustee when any Debentures are listed on any stock exchange.

                                    ARTICLE 6

             REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

      SECTION 6.01. Events of Default. "Event of Default" whenever used with respect to Debentures of a series means any one of the following events and such other events as may be established with respect to the Debentures of such series as contemplated by Section 2.01 hereof (whether or not it shall be occasioned by the provisions of Article 14 or Article 16):

            (a) Default in the payment of any installment of interest upon any of the Debentures of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or


            (b) Default in the payment of the principal of or premium, if any, on any of the Debentures of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or


            (c) Default in the making of any sinking fund payment, whether mandatory or optional (the latter subsequent to an exercise of the respective option), as and when the same shall become due and payable by the terms of the Debentures of such series; or


            (d) Failure on the part of the Company or the Guarantor duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company or the Guarantor contained in this Indenture (other than those set forth exclusively in the terms of any other particular series of Debentures established as contemplated by this Indenture for the benefit of such other series) and written notice of such failure, stating that such notice is a "Notice of Default" hereunder, and requiring the Company or the Guarantor, as the case may be, to remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Company and the Guarantor by the Trustee, or to the Company, the Guarantor and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Debentures of that series, and such failure shall have continued unremedied for a period of 90 days after the date of the Company's and the Guarantor's receipt of such Notice of Default; or

            (e) A decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of the Company or the Guarantor under any applicable Federal or State bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of the Company or the Guarantor or of all or substantially all of the Company's or the Guarantor's property, or for the winding up or liquidation of the Company's or the Guarantor's affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or



            (f) The Company or the Guarantor shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any applicable Federal or State bankruptcy or similar law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of the Company or the Guarantor or of all or substantially all of the Company's or the Guarantor's property, or shall make an assignment for the benefit of creditors, or either the Company or the Guarantor shall admit in writing its inability to pay its debts generally as they become due and its willingness to be adjudged a bankrupt, or corporate action shall be taken by the Company or the Guarantor in furtherance of any of the aforesaid purposes.

      Upon receipt by the Trustee of any Notice of Default pursuant to Section 6.01(d) with respect to Debentures of any series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the holders of Outstanding Debentures of such series entitled to join in such Notice of Default, which record date shall be the close of business on the day the Trustee receives such Notice of Default. The Holders of Outstanding Debentures of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided that, unless such Notice of Default shall have become effective by virtue of Holders of at least 25% in principal amount of Outstanding Debentures of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Notice of Default shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a Notice of Default contrary to or different from, or, after the expiration of such period, identical to, a Notice of Default that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

      SECTION 6.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Debentures of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures of that series may declare the principal amount (or, if any of the securities of that series are Original Issue Discount Debentures, such portion of the principal amount of such Debentures as may be specified in the terms thereof) of all of the Debentures of that series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and all accrued interest thereon shall become immediately due and payable.

      At any time after such a declaration of acceleration with respect to Debentures of any series has been made and before a judgment or decree for pay ment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debentures of that series (subject to, in the case of any series of Debentures held as trust assets of an Aetna Capital Trust and with respect to which a Debenture Exchange has not theretofore occurred, such consent of the holders of the Preferred Securities and the Common Securities of such Aetna Capital Trust as may be required under the Declaration of Trust of such Aetna Capital Trust), by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

            (i) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

                  (A) all overdue interest on all Debentures of that series,

                  (B) the principal of (and premium, if any, on) any Debentures of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Debentures,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Debentures, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses as are a result of negligence or bad faith on the part of the Trustee;

      and

            (ii) all Events of Default with respect to Debentures of that series, other than the non-payment of the principal of and interest, if any, on the Debentures of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in
      Section 6.13.

      No such rescission shall affect any subsequent default or impair any right consequent thereon.

      Upon receipt by the Trustee of any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to this Section 6.02 with respect to Debentures of any series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Debentures of such series entitled to join in such declaration, or rescission and annulment, as the case may be, which record date shall be the close of business on the day the Trustee receives such declaration, or rescission and annulment, as the case may be. The Holders of Outstanding Debentures of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided that, unless such declaration, or rescission and annulment, as the case may be, shall have become effective by virtue of Holders of at least 25%, in the case of any declaration of acceleration, or a majority, in the case of any rescission or annulment, in principal amount of Outstanding Debentures of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration, or rescission and annulment, as the case may be, shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a declaration of acceleration, or a rescission and annulment of any such declaration, contrary to or different from, or, after the expiration of such period, identical to, a declaration, or rescission and annulment, as the case may be, that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

      SECTION 6.03. Collection of Indebtedness and Suits for Enforcement by Trustee.

     (a)   The Company covenants that if

            (i) default is made in the payment of any interest on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days, or

            (ii) default is made in the payment of the principal of (or premium, if any, on) any Debenture at the Maturity thereof,

the Company will, upon written demand of the Trustee, pay to it, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Debentures, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee. Until such demand is made by the Trustee, the Company may pay the principal of and premium, if any, and interest, if any, on the Debentures of any series to the Holders thereof, whether or not the Debentures of such series are overdue.

     (b) If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, the Guarantor or any other obligor upon such Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon such Debentures, wherever situated.

     (c) If an Event of Default with respect to Debentures of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debentures of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 6.04. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Debentures or the property of the Company, the Guarantor or such other obligor or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized,

            (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debentures in accordance with the terms thereof and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06 except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee.

      No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

      SECTION 6.05. Trustee May Enforce Claims Without Possession of Debentures. All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

      SECTION 6.06. Application of Money Collected. Subject to Article 14 and
Article 16, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all amounts due the Trustee under
            Section 7.06;

                  SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Debentures in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal and any premium and interest, respectively; and

                  THIRD: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

      SECTION 6.07. Limitation on Suits. No Holder of any Debenture of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Debentures of that series;

            (b) the Holders of not less than 25% in principal amount of the Outstanding Debentures of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory in form and substance to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debentures of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

      SECTION 6.08. Unconditional Right of Holders to Receive Payment. Notwithstanding any other provisions of this Indenture, however, the right of any Holder of any Debenture to receive payment of the principal of (and premium, if any) and interest on such Debenture, as therein provided, on or after the respective due dates expressed in such Debenture (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such Holder.

      SECTION 6.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


      SECTION 6.10. Remedies Cumulative. All powers and remedies given by this Article to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any others thereof or of any other powers and remedies available to the Trustee or the holders of the Debentures, by judicial proceedings or otherwise, to enforce performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Debentures.


      SECTION 6.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.07, every power and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

      SECTION 6.12. Control by Holders. The Holders of a majority in principal amount of the Outstanding Debentures of any series (with, in the case of any series of Debentures held as trust assets of an Aetna Capital Trust and with respect to which a Security Exchange has not theretofore occurred, such consent of holders of the Preferred Securities and the Common Securities of such Aetna Capital Trust as may be required under the Declaration of Trust of such Aetna Capital Trust) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Debentures of such series, provided that

            (a) such direction shall not be in conflict with any rule of law or with this Indenture, and

            (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

      Upon receipt by the Trustee of any such direction with respect to Debentures of any series, a record date shall be set for determining the Holders of Outstanding Debentures of such series entitled to join in such direction, which record date shall be the close of business on the day the Trustee receives such direction. The Holders of Out standing Debentures of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided that, unless such direction shall have become effective by virtue of Holders of at least a majority in principal amount of Outstanding Debentures of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such direction shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a direction contrary to or different from, or, after the expiration of such period, identical to, a direction that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

      SECTION 6.13. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Debentures of any series (with, in the case of any series of Debentures held as trust assets of an Aetna Capital Trust and with respect to which a Security Exchange has not theretofore occurred, such consent of holders of the Preferred Securities and the Common Securities of such Aetna Capital Trust as may be required under the Declaration of Trust of such Aetna Capital Trust) may on behalf of the Holders of all the Debentures of such series waive any past default hereunder with respect to such series and its consequences, except a default

            (i) in the payment of the principal of or any premium or interest on any Debenture of such series, or

            (ii) in respect of a covenant or provision hereof which under
      Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Debenture of such series affected.

      With respect to any series of Debentures, the Company or the Guarantor may, but shall not be obligated to, establish a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, however, that unless such Holders of not less than a majority in principal amount of the Outstanding Debentures of such series shall have waived such default prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no effect.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 6.14. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Guarantor.

      SECTION 6.15. Enforcement by Holders of Preferred Securities. If, prior to a Security Exchange with respect to the Debentures of any series, a Default with respect to the Debentures of such series shall have occurred, the Company expressly acknowledges that under the circumstances set forth in the applicable Declaration of Trust, any holder of Preferred Securities of the applicable Aetna Capital Trust may enforce directly against the Company the applicable Property Trustee's rights hereunder. In furtherance of the foregoing and for the avoidance of any doubt, the Company acknowledges that, under the circumstances described in the applicable Declaration of Trust, any such holder of Preferred Securities, in its own name, in the name of the applicable Aetna Capital Trust or in the name of the holders of the Preferred Securities issued by such Aetna Capital Trust, may institute or cause to be instituted a proceeding, including, without limitation, any suit in equity, an action at law or other judicial or administrative proceeding, to enforce the applicable Property Trustee's rights hereunder directly against the Company as issuer of the applicable series of Debentures, and may prosecute such proceeding to judgment or final decree, and enforce the same against the Company.

                                    ARTICLE 7

                             CONCERNING THE TRUSTEE

      SECTION 7.01. Obligations of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default with respect to Debentures of a series and after the curing of all Events of Default with respect to Debentures of that series which may have occurred, shall undertake to perform with respect to Debentures of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to Debentures of a series has occurred (which has not been cured or waived), the Trustee shall exercise with respect to Debentures of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) prior to the occurrence of an Event of Default with respect to Debentures of a series and after the curing or waiving of all such Events of Default with respect to that series which may have occurred:

                  (A) the duties and obligations of the Trustee shall with
            respect to Debentures of such series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to Debentures of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (B) in the absence of bad faith on the part of the Trustee, the Trustee may with respect to Debentures of such series conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein;

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Debentures of any series at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Debentures of that series;

            (iv) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it; and

            (v) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article 7.

      SECTION 7.02. Reliance, Evidence and Indemnity of Trustee. Except as otherwise provided in Section 7.01:

     (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) Any request, direction, order or demand of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company or the Guarantor, as the case may be, by the President or any Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer (unless other evidence in respect thereof is specifically prescribed herein);

     (c) The Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;

     (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity in form and substance reasonably satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; nothing herein contained shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Debentures

(which has not been cured or waived) to exercise with respect to Debentures of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

     (e) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

     (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents, unless requested in writing so to do by the holders of not less than a majority in principal amount of the outstanding Debentures of the particular series affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

     (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

      SECTION 7.03. No Liability for Certain Statements. (a) The recitals contained herein and in the Debentures (other than the Certificate of Authentication on the Debentures) shall be taken as the statements of the Company or the Guarantor, as the case may be, and the Trustee assumes no responsibility for the correctness of the same.

     (b) The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures.

     (c) The Trustee shall not be accountable for the use or application by the Company of any of the Debentures or of the proceeds of such Debentures, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to Section 2.01, or for the use or application of any moneys received by any paying agent other than the Trustee.

      SECTION 7.04. Trustee, Paying Agent or Debenture Registrar May Own Debentures. The Trustee or any paying agent or Debenture Registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, paying agent or Debenture Registrar.

      SECTION 7.05. Moneys Received by Trustee to Be Held in Trust. Subject to the provisions of Section 11.05, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon.

      SECTION 7.06. Compensation of Trustee. (a) The Company and the Guarantor covenant and agree to pay to the Trustee from time to time, and the Trustee shall be entitled to, such reasonable compensation as the Company and the Trustee shall from time to time agree in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, except as otherwise provided herein, to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company and the Guarantor also covenant to indemnify the Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, liability or expense including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises.


     (b) The obligations of the Company under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debentures. The provisions of this Section 7.06 shall survive the termination of this Indenture or the resignation or removal of the Trustee.


      SECTION 7.07. Right of Trustee to Rely on Certificate of Officers of Company. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

      SECTION 7.08. Conflicting Interest of Trustee. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Debentures of any series and if the Default to which such conflicting interest relates has not been cured, duly waived or otherwise eliminated, within 90 days after ascertaining that it has such conflicting interest, it shall either eliminate such conflicting interest, except as otherwise provided herein, or resign with respect to the Debentures of that series in the manner and with the effect specified in Section 7.10 and the Company shall promptly appoint a successor Trustee in the manner provided herein.

     (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section, with respect to the Debentures of any series the Trustee shall, within ten days after the expiration of such 90-day period, transmit notice of such failure by mail, first class postage prepaid, to the Holders of that series as their names and addresses appear upon the registration books.

     (c) For the purposes of this Section the Trustee shall be deemed to have a conflicting interest with respect to the Debentures of any series if a Default has occurred and is continuing and:

            (i) the Trustee is trustee under this Indenture with respect to the outstanding Debentures of any series other than that series, or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Debentures issued under this Indenture; provided that there shall be excluded from the operation of this paragraph the Debentures of any series other than that series and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding if (i) this Indenture and such other indenture or indentures and all series of securities issuable thereunder are wholly unsecured and rank equally and such other indenture or indentures (and such series) are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of the Trust Indenture Act, that differences exist between (A) the provisions of this Indenture with respect to Debentures of that series and with respect to one or more other series or (B) the provisions of this Indenture and the provisions of such other indenture or indentures (or such series), which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Debentures of that series and such other series or such other indenture or indentures, or (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture with respect to Debentures of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Debentures of that series and such other series or under such other indentures;


            (ii) the Trustee or any of its directors or executive officers is an underwriter for the Company or the Guarantor;


            (iii) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with or an underwriter for the Company or the Guarantor;

            (iv) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company or the Guarantor who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Company or the Guarantor, but may not be at the same time an executive officer of both the Trustee and the Company or the Guarantor;
      (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company or the Guarantor; and (C) the Trustee may be designated by the Company or the Guarantor or by an underwriter for the Company or the Guarantor to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depository, or in any other similar capacity, or, subject to the provisions of paragraph (i) of this subsection (c), to act as trustee whether under an indenture or otherwise;

            (v) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or the Guarantor or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or the Guarantor or by any director, partner, or executive officer thereof, or is beneficially owned, collectively by any two or more such persons;

            (vi) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection (c) defined), (A) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company or the Guarantor, not including the Debentures issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) 10% or more of any class of security of an underwriter for the Company or the Guarantor;

            (vii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection (c) defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company or the Guarantor;

            (viii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection (c) defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company or the Guarantor;

            (ix) the Trustee owns, on the date of Default upon the Debentures of any series or any anniversary of such Default while such Default upon the Debentures issued under this Indenture remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflict interest under paragraph (vi), (vii), or (viii) of this subsection (c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which includes them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such Default upon the Debentures issued under this Indenture and annually in each succeeding year that the Debentures issued under this Indenture remain in Default, the Trustee shall make a check of its holding of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of principal of or interest on any of the Debentures when and as the same becomes due and payable or the Guarantor fails to make payment in full of amounts under the Guarantee with regard to principal of or interest on any of the Debentures, when and as the same become due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holding of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph (ix), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs
      (vi), (vii) and (viii) of this subsection (c); or

            (x) except under the circumstances described in paragraph (i),
      (iii), (iv), (v) or (vi) of subsection (b) of Section 7.13 the Trustee shall be or shall become a creditor of the Company or the Guarantor.

      For purposes of paragraph (i) of this subsection (c), and of Section 6.12, the term "series of securities" or "securities" means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the indenture trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another such series; provided, that, "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly secured.

      The specification of percentages in paragraphs (v) to (ix), inclusive, of this subsection(c) shall not be construed as indicating that the ownership of such percentages of securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (iii) or
(vii) of this subsection(c).

      For the purposes of paragraphs (vi), (vii), (viii) and (ix) of this subsection(c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in "default", when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (1) any security which it holds as collateral security (as trustee or otherwise) for any obligation which is not in default as defined in clause (B) above, or (2) any security which it holds as collateral security under this Indenture, irrespective of any Default hereunder, or (3) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

      Except as above provided, the word "security" or securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

     (d) For the purposes of this Section:


            (i) The term "underwriter" when used with reference to the Company shall mean every person, who, within one year prior to the time as of which the determination is made, has purchased from the Company or the Guarantor with a view to, or has offered or sold for the Company or the Guarantor in connection with, the distribution of any security of the Company or the Guarantor, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.


            (ii) The term "director" shall mean any member of the board of directors of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

            (iii) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

            (iv) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

            (v) The term "Company" shall mean any obligor upon the Debentures.

            (vi) The term "Guarantor" shall mean any obligor upon the Guarantees.

            (vii) The term "executive officer" shall mean the chairman of the board of directors, president, every vice president, every assistant vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated.

     (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

            (i) A specified percentage of the voting securities of the Trustee, the Company, the Guarantor or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

            (ii) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

            (iii) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

            (iv) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                  (A) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                  (B) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                  (C) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                  (D) securities held in escrow if placed in escrow by the
            issuer thereof, provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

            (v) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

     (f) Except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Debentures issued under this Indenture, or in the payment of any sinking or analogous fund installment, the Trustee shall not be required to resign as provided by this Section 7.08 if such Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that (i) the default under the Indenture may be cured or waived during a reasonable period and under the procedures described in such application and (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of Holders. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

      Any resignation of the Trustee shall become effective only upon the appointment of a successor trustee and such successor's acceptance of such an appointment.

      SECTION 7.09. Requirements for Eligibility of Trustee. There shall at all times be a Trustee with respect to the Debentures issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million dollars, and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company and the Guarantor may not, nor may any person directly or indirectly controlling, controlled by, or under common control with the Company or the Guarantor, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

      SECTION 7.10. Resignation and Removal. (a) The Trustee or any successor hereafter appointed, may at any time resign with respect to the Debentures of one or more series by giving written notice thereof to the Company and the Guarantor and by transmitting notice of resignation by mail, first class postage prepaid, to the Holders of such series, as their names and addresses appear upon the Debenture Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Debentures of such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Debentures of such series, or any Holder of that series who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b) In case at any time any of the following shall occur:

            (i) the Trustee shall fail to comply with the provisions of subsection (a) of Section 7.08 after written request therefor by the Company, the Guarantor or by any Holder who has been a bona fide holder of a Debenture or Debentures for at least six months; or

            (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company, the Guarantor or by any such Holder; or

            (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company and the Guarantor may remove the Trustee with respect to all Debentures and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of removal, the Trustee so removed may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Debentures of such series, or any Holder of that series who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The holders of a majority in aggregate principal amount of the Debentures of any series at the time outstanding may at any time remove the Trustee with respect to such series and appoint a successor trustee.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Debentures of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

     (e) Any successor trustee appointed pursuant to this Section may be appointed with respect to the Debentures of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Debentures of any particular series.

      SECTION 7.11. Successor Trustee. (a) In case of the appointment hereunder of a successor trustee with respect to all Debentures, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor trustee with respect to the Debentures of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor trustee with respect to the Debentures of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures of that or those series to which the appointment of such successor trustee relates, (ii) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Debentures of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures of that or those series to which the appointment of such successor trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Debentures of that or those series to which the appointment of such successor trustee relates.

     (c) Upon request of any such successor trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, power and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

     (e) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall transmit notice of the succession of such trustee hereunder by mail, first class postage prepaid, to the Holders, as their names and addresses appear upon the Debenture Register. If the Company fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.

      SECTION 7.12. Successor to Trustee by Merger, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to substantially all of the corporate trust business of the Trustee, shall be the successor of the

Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Debentures shall have been authenticated, but not made available for delivery, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and make available for delivery the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

      SECTION 7.13. Trustee as Creditor. (a) Subject to the provisions of subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or the Guarantor within three months prior to a default, as defined in subsection (b) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Debentures and the holders of other indenture securities (as defined in subsection (c) of this Section):

            (i) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company or the Guarantor and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (ii) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company or the Guarantor upon the date of such default; and

            (ii) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

      Nothing herein contained, however, shall affect the right of the Trustee:

                  (A) to retain for its own account (1) payments made on account of any such claim by any person (other than the Company or the Guarantor) who is liable thereon, and (2) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and
            (3) distributions made in cash, securities, or other property in respect of claims filed against the Company or the Guarantor in bankruptcy or receivership or in a case for reorganization pursuant to the Federal Bankruptcy Code or applicable State law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection(c) of this Section, would occur within three months; or

                  (D) to receive payment on any claim referred to in paragraph
            (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

      For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

      If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company or the Guarantor in bankruptcy or receivership or in a case for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company or the Guarantor of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Holders and the holders of other indenture securities dividends on claims filed against the Company or the Guarantor in bankruptcy or receivership or in a case for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in a case for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or a case for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

      Any Trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection(a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection(a) if and only if the following conditions exist:

            (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three months' period; and

            (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

     (b) There shall be excluded from the operation of subsection(a) of this Section a creditor relationship arising from:

            (i) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

            (ii) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property other than cash which shall at any time be subject to the lien, if any, of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the

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

      making thereof is given to the Holders at the time and in the manner provided in this Indenture;

            (iii) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, subscription agent, fiscal agent or depositary, or other similar capacity;

            (iv) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection(c) of this Section;

            (v) the ownership of stock or of other securities of a Company organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

            (vi) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptance or obligations which fall within the classification of self-liquidating paper as defined in subsection(c) of this Section.

     (c) As used in this Section:

            (i) The term "default" shall mean any failure to make payment in full of the principal of (or premium, if any) or interest upon any of the Debenture or upon the other indenture securities when and as such principal (or premium, if any) or interest becomes due and payable.

            (ii) The term "other indenture securities" shall mean securities upon which the Company or the Guarantor is an obligor (as defined in the Trust Indenture Act) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection(a) of this Section, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

            (iii) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

            (iv) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

            (v) The term "Company" shall mean any obligor upon any of the Debentures.

            (vi) The term "Guarantor" shall mean any obligor upon any of the Guarantees.

                                    ARTICLE 8

                             CONCERNING THE HOLDERS

      SECTION 8.01. Evidence of Action by Holders. Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Debentures of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Debentures of that series in person or by agent or proxy appointed in writing.

      If the Company shall solicit from the Holders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Debentures of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Debentures of that series shall be computed as of the record date; provided that no such authorization, agreement or consent by such Holders on the record date shall be deemed effective unless it shall

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

become effective pursuant to the provisions of this Indenture not later than six months after the record date.

      SECTION 8.02. Proof of Execution of Instruments and of Holding of Debentures. Subject to the provisions of Section 7.01, proof of the execution of any instrument by a Holder (such proof will not require notarization) or his agent or proxy and proof of the holding by any person of any of the Debentures shall be sufficient if made in the following manner;

     (a) The fact and date of the execution by any such person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

     (b) The ownership of Debentures shall be proved by the Debenture Register of such Debentures or by a certificate of the Debenture Registrar thereof.

     (c) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

      SECTION 8.03. Who May Be Deemed Owners of Debentures. Prior to the due presentment for registration of transfer of any Debenture, the Company, the Guarantor, the Trustee, any paying agent and any Debenture Registrar may deem and treat the person in whose name such Debenture shall be registered upon the books of the Company as the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Debenture Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.03) interest on such Debenture and for all other purposes; and neither the Company nor the Guarantor nor the Trustee nor any paying agent nor any Debenture Registrar shall be affected by any notice to the contrary.

      SECTION 8.04. Debentures Owned by Company, the Guarantor or Controlled or Controlling Companies Disregarded for Certain Purposes. In determining whether the holders of the requisite aggregate principal amount of Debentures of a particular series have concurred in any direction, consent or waiver under this Indenture, Debentures of that series which are owned by the Company, any other obligor on the Debentures, the Guarantor or any other obligor under the Guarantee of that series or by any Subsidiary of the Company, the Guarantor or of such other obligor on the Debentures or Guarantees of that series shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Debentures of such series which the Trustee actually knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section, if the pledgee shall establish to the

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

satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

      SECTION 8.05. Instruments Executed by Holders. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Debentures of a particular series specified in this Indenture in connection with such action, any holder of a Debenture of that series which is shown by the evidence to be included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Debenture. Except as aforesaid any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture, and of any Debenture issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Debenture. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Debentures of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Guarantor, the Trustee and the holders of all the Debentures of that series.

                                    ARTICLE 9

                             SUPPLEMENTAL INDENTURES

      SECTION 9.01. Purposes for Which Supplemental Indentures May Be Entered into Without Consent of Holders. In addition to any supplemental indenture otherwise authorized by this Indenture, the Company, the Guarantor, both when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Holders, for one or more of the following purposes:

     (a) to evidence the succession of another corporation to the Company or the Guarantor, and the assumption by any such successor of the covenants of the Company or the Guarantor contained herein or otherwise established with respect to the Debentures or the Guarantees; or

     (b) to add to the covenants of the Company or the Guarantor such further covenants, restrictions, conditions or provisions for the protection of the holders of the Debentures of all or any series as the Boards of Directors and the Trustee shall consider to be for the protection of the holders of Debentures of all or any series, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default with respect to such series permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the holders of a majority in aggregate principal amount of the Debentures of such series to waive such default; or

     (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not be inconsistent with the provisions of this Indenture and shall not adversely affect the interests of the holders of the Debentures of any series; or

     (d) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Debenture outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision.

      The Trustee is hereby authorized to join with the Company and the Guarantor in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Any supplemental indenture authorized by the provisions of this Section may be executed by the Company, the Guarantor and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 9.02.

      SECTION 9.02. Modification of Indenture with Consent of Holders. With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Debentures of each series affected by such supplemental indenture or indentures at the time outstanding (and, in the case of any series of Debentures held as trust assets of a Aetna Capital Trust and with respect to which a Security Exchange has not theretofore occurred, such consent of holders of the Preferred Securities and the Common Securities of such Aetna Capital Trust as may be required under the Declaration of Trust of such Aetna Capital Trust), the Company, the Guarantor, both when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures of such series under this Indenture; provided, however, that no such supplemental indenture shall without the consent of each Holder of such Debenture affected thereby: (1) change the Stated Maturity of the principal of (or premium, if any) or any installment of principal or interest, if any, on any such Debenture; (2) reduce the principal amount of (or premium, if any) or interest, if any, on any such Debenture or the principal amount due upon acceleration of any Original Issue Discount Debenture;
(3) change the place or currency of payment of principal of (or premium, if any) or the interest, if any, on any such Debenture; (4) impair the right to institute suit for the enforcement of any such payment on or with respect to any such Debenture; (5) reduce the percentage of Holders of Debentures necessary to modify or amend this Indenture (and, in the case of any series of Debentures held as trust assets of a Aetna Capital Trust and with respect to which a Security Exchange has not theretofore occurred, such consent of the holders of the Preferred Securities and the Common Securities of such Aetna Capital Trust as may be required under the Declaration of Trust of such Aetna Capital Trust) then outstanding and affected thereby; (6) modify or affect in any manner adverse to the Holders of Debentures the obligation of the Guarantor under the Guarantees in respect of the due and punctual payment of the principal of (and premium, if any) or interest on the Debentures; (7) modify the subordination provisions of Articles 14 and 16 in a manner adverse to the holders of the Debentures; or (8) modify the foregoing requirements or reduce the percentage of Outstanding Debentures necessary to waive compliance with certain provisions of this Indenture or for waiver of certain defaults.

      Upon the request of the Company and the Guarantor, accompanied by respective Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders (and, in the case of any series of Debentures held as trust assets of an Aetna Capital Trust and with respect to which a Security Exchange has not theretofore occurred, such consent of holders of the Preferred Securities and the Common Securities of such Aetna Capital Trust as may be required under the Declaration of Trust of such Aetna Capital Trust) required to consent thereto as aforesaid, the Trustee shall join with the Company and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

      It shall not be necessary for the consent of the Holders of any series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      Promptly after the execution by the Company, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Holders of all series affected thereby as their names and addresses appear upon the Debenture Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      SECTION 9.03. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article or of Section 10.01, this Indenture shall, with respect to such series, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, the Guarantor and the holders of Debentures of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      SECTION 9.04. Debentures May Bear Notation of Changes. Debentures of any series, affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or of Section 10.01, may bear a notation in form approved by the Company and the Guarantor, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures of that series so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company and the Guarantor, authenticated by the Trustee and delivered in exchange for the Debentures of that series then outstanding.

      SECTION 9.05. Opinion of Counsel. The Trustee, subject to the provisions of Section 7.01, may receive an Opinion of Counsel for the Company and the Guarantor as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

                                   ARTICLE 10

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

      SECTION 10.01. Company or Guarantor May Consolidate, Etc., Only on Certain Terms. Neither the Company nor the Guarantor shall consolidate with or merge into any other Person or sell its properties and assets as, or substantially as, an entirety to any Per son, and neither the Company nor the Guarantor shall permit any Person to consolidate with or merge into the Company or the Guarantor, as the case may be, unless:

     (a) in case the Company or the Guarantor, as the case may be, shall consolidate with or merge into another Person (including, without limitation, the Guarantor or the Company, as the case may be), or sell its properties and assets as, or substantially as, an entirety to any Person (including, without limitation, the Guarantor or the Company, as the case may be), the Person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or the Person which purchases the properties and assets of the Company or the Guarantor, as the case may be, as, or substantially as, an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, in the case of any such transaction involving the Company, the due and punctual payment of the principal of and any premium and interest on all the Debentures and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed, and, in the case of any such transaction involving the Guarantor, the due and punctual performance of the Guarantees and the performance or observance of every covenant of this Indenture on the part of the Guarantor to be performed or observed, in each case by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Person (if other than the Company or the Guarantor, as the case may be) formed by such consolidation or into which the Company or the Guarantor, as the case may be, shall have been merged or by the corporation which shall have acquired the assets of the Company or the Guarantor, as the case may be;

     (b) immediately after giving effect to such transaction, no Event of Default shall have happened and be continuing; and

     (c) the Company or the Guarantor, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, or sale and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

      SECTION 10.02. Successor Substituted. Upon any consolidation of the Company or the Guarantor, as the case may be, with, or merger of the Company or the Guarantor, as the case may be, into, any other Person or any sale of the properties and assets of the Company or the Guarantor, as the case may be, as, or substantially as, an entirety in accordance with Section 10.01, the successor Person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or to which such sale is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor, as the case may be, herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Debentures or the Guarantees, as the case may be.

      SECTION 10.03. Assumption by Guarantor or Subsidiary of Company's Obligations. The Guarantor or any Subsidiary of the Guarantor may, where permitted by law, assume the obligations of the Company (or any Person which shall have previously assumed the obligations of the Company) for the due and punctual payment of the principal of (and any premium), interest on and any other payments with respect to the Debentures and the performance of every covenant of this Indenture and the Debentures on the part of the Company (or such other Person) to be performed or observed, provided that:

     (a) the Guarantor or such Subsidiary, as the case may be, shall expressly assume such obligations by an indenture supplemental hereto, in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee and if such Subsidiary assumed such obligations, the Guarantor shall, by such supplemental indenture, confirm that its Guarantees shall apply to such Subsidiary's obligations under the Debentures and this Indenture, as modified by such supplemental indenture;

     (b) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

     (c) the Guarantor or such Subsidiary, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such assumption and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with;

     (d) such assumption shall not result in adverse tax consequences to any Holder; and

     (e) the Guarantor and/or such Subsidiary shall have delivered to the Trustee an Opinion of Counsel to the effect that (1) the Debentures are legal, valid and binding obligations of the assuming corporation enforceable against the assuming corporation in accordance with their terms subject to (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally, and (b) general principles of equity (regardless of whether considered in a proceeding at law or in equity) and (2) if a Subsidiary of the Guarantor is the assuming corporation, the Guarantees continue to be the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms subject to (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (b) general principles of equity (regarding whether considered in a proceeding at law or in equity).

      Upon any such assumption, the Guarantor or such Subsidiary shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if the Guarantor or such Subsidiary, as the case may be, had been named as the "Company" herein, and the Person named as the "Company" in the first paragraph of this instrument or any successor Person which shall theretofore have become such in the manner prescribed in this Article shall be released from its liability as obligor upon the Debentures.

                                   ARTICLE 11

      SATISFACTION, DISCHARGE AND DEFEASANCE OF INDENTURE; UNCLAIMED MONEYS

      SECTION 11.01. Satisfaction, Discharge and Defeasance of Indenture. (a) If at any time (i) the Company or the Guarantor shall have paid or caused to be paid the principal of and interest on all the Debentures of any series Outstanding hereunder (other than Debentures of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 2.07) as and when the same shall have become due and payable, or (ii) the Company or the Guarantor shall have delivered to the Trustee for cancellation all Debentures of any series theretofore authenticated (other than any Debentures of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07) or (iii)
(A) all the Debentures of a series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (B) the Company or the Guarantor shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Company in accordance with Section 11.04) or U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay
(1) the principal and interest on all Debentures of such series on each date that such principal or interest is due and payable and (2) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Debentures of such series; and if, in any such case, the Company or the Guarantor shall also pay or cause to be paid all other sums payable hereunder by the Company or the Guarantor, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Debentures of such series and the Company's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Debentures, (iii) rights of holders of Debentures to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of the holders of Debentures of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vi) the obligations of the Company and the Guarantor under Section 4.02) and the Trustee, on demand of the Company and the Guarantor accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture; provided, that the rights of Holders of the Debentures to receive amounts in respect of principal of and interest on the Debentures held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Debentures are listed. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Debentures of such series.

     (b) The following provisions shall apply to the Debentures of each series unless specifically otherwise provided in Board Resolutions of the Company and the Guarantor or indenture supplemental hereto provided pursuant to Section
2.01. In addition to discharge of the Indenture pursuant to the next preceding paragraph, Company and the Guarantor, at the Company's option, (A) will be defeased and discharged from any and all of their respective obligations with respect to such Debentures and Guarantees (including the provisions of Articles 14 and 16 and except as to (i) rights of registration of transfer and exchange of Debentures of such series and the Company's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Debentures, (iii) rights of holders of Debentures to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the holders of Debentures to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of the Holders of Debentures as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Company under Section 4.02) (and the Trustee, at the expense of the Company, shall at the Company's or the Guarantor's request, execute proper instruments acknowledging the same) ("defeasance"), or (B) will be released from their respective obligations under the Indenture concerning the restrictions set forth in Article 10 and any other covenants applicable to such Debentures and Guarantees (including the provisions of Articles 14 and 16) which are subject to covenant defeasance ("covenant defeasance"), and the occurrence of an event set forth and notice thereof in Section 6.01(d) (with respect to covenants subject to covenant defeasance) shall no longer be an Event of Default, in each case, upon the irrevocable deposit with the Trustee (or other qualifying trustee), in trust for such purpose, of money, and/or U.S. Government Obligations which in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification to the Trustee through the payment of principal and interest in accordance with their terms will provide money in an amount sufficient to pay the principal of (and premium, if any) and interest, if any, on such Debentures, and any mandatory sinking fund or analogous payments thereon, on the scheduled due dates therefor. Such a trust may only be established if


            (i) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound;

            (ii) the Company has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Company or the Guarantor has received from, or there has been published by, the Internal Revenue Service a ruling or
      (y) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the holders of the Debentures of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of such defeasance or covenant defeasance and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such defeasance or covenant defeasance had not occurred;


            (iii) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default under this Indenture shall have occurred and be continuing on the date of such deposit (or, with respect to any event specified in Section 6.01(e) or 6.01(f), at any time on or prior to the 90th day after the date of such deposit);


            (iv) (x) no default in the payment of principal of (or premium, if any) or interest, if any, on any Senior Indebtedness of the Company or the Guarantor beyond any applicable grace period shall have occurred and be continuing, or (y) no other default with respect to any Senior Indebtedness of the Company or the Guarantor shall have occurred and be continuing and shall have resulted in the acceleration of such Senior Indebtedness;

            (v) the Company and the Guarantor have delivered to the Trustee an Officer's Certificates and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the contemplated by this provision have been complied with; and

            (vi) no event or condition shall exist that, pursuant to the provisions of Section 14.02 or 14.03 or Section 16.02 or 16.03, would prevent the Company or the Guarantor, as the case may be, from making payments of the principal of or interest on the Debentures of such series on the date of such deposit.

      The Company may exercise its defeasance option with respect to the Debentures and Guarantees of any series notwithstanding its prior exercise of its covenant defeasance option with respect to such series or any other series. If the Company exercises its defeasance option, payment of such Debentures may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of such Debentures may not be accelerated by reference to the covenants noted under clause (B) above. In the event the amount of money and/or U.S. Government Obligations on deposit with the Trustee is insufficient to pay amounts due on the Debentures of such series as and when the same shall become due, the Company and the Guarantor will remain liable in respect of such payments.

      SECTION 11.02. Application by Trustee of Funds Deposited for Payment of Debentures. Subject to Section 11.04, all moneys deposited with the Trustee (or other trustee) pursuant to Section 11.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company or the Guarantor acting as its own paying agent), to the Holders of the particular Debentures of such series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

      SECTION 11.03. Repayment of Funds at Satisfaction, Discharge or Defeasance. In connection with the satisfaction, discharge or defeasance of this Indenture with respect to Debentures of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Debentures shall, upon demand of the Company or the Guarantor, be repaid to the Company or the Guarantor, as the case may be or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

      SECTION 11.04. Repayment of Moneys Held by Paying Agent. Any moneys deposited with or paid to the Trustee or any paying agent or then held by the Company or the Guarantor, in trust for the payment of the principal of or interest on any Debenture of any series and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Company and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company or the Guarantor, as the case may be, by the Trustee, or (if then held by the Company or the Guarantor) shall be discharged from such trust, for such series or such paying agent, and the Holder of the Debentures of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company and the Guarantor for any payment which such holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment series, shall at the expense of the Company, mail by first-class mail to holders of such Debentures at their addresses as they shall appear on the Debenture Register, notice, that such moneys remain and that, after a date specified therein, which shall not be less than thirty days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

      SECTION 11.05. Indemnification of Trustee. The Company and the Guarantor shall jointly and severally pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.01 or the principal or interest received in respect of such obligations.

                                   ARTICLE 12

                     IMMUNITY OF INCORPORATORS, STOCKHOLDER

      SECTION 12.01. Incorporators, Stockholders, Officers and Directors of Company Exempt from Individual Liability. No recourse under or upon any obligations, covenant or agreement of this Indenture, or of any Debenture, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company, the Guarantor or of any predecessor or successor corporation, either directly or through the Company, the Guarantor or any such predecessor or successor corporation, whether by virtue of any constitution, statue or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued

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

 hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company, the Guarantor or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Debentures.


                                   ARTICLE 13

                            MISCELLANEOUS PROVISIONS

      SECTION 13.01. Successors and Assigns of Company or Guarantor Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.

      SECTION 13.02. Acts of Board, Committee or Officer of Successor Company or Guarantor Valid. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company or the Guarantor shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company or the Guarantor, as the case may be.

      SECTION 13.03. Surrender of Powers. The Company or the Guarantor by instrument in writing executed by authority of two-thirds of Board of Directors of the Company or the Guarantor, as the case may be, and delivered to the Trustee may surrender any of the powers reserved to the Company or the Guarantor, as the case may be, and thereupon such power so surrendered shall terminate both as to the Company or the Guarantor, as the case may be, and as to any respective successor corporation.

      SECTION 13.04. Required Notices or Demands May be Served by Mail. Except as otherwise expressly provided herein any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures to or on the Company may be given or served by being deposited first class postage prepaid in a post-office letterbox addressed (until another address is filed in writing by the Company with the Trustee), as follows: Aetna Services, Inc., 151 Farmington Avenue, Hartford, Connecticut 06156, Attention: Corporate Secretary. Except as otherwise expressly provided herein any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures to or on the Guarantor may be given or served by being deposited first class postage prepaid in a post-office letterbox addressed (until another address is filed in writing by the Company with the Trustee), as follows: Aetna Inc., 151 Farmington Avenue, Hartford, Connecticut 06156, Attention: Corporate Secretary. Any notice, election, request or demand by the Company, the Guarantor or any Holder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.


      SECTION 13.05. Indenture, Debentures and Guarantees to Be Construed in Accordance with Laws of the State of New York. This Indenture, each Debenture and each Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State (without regard to principles of conflicts of laws thereof).

      SECTION 13.06. Officers' Certificates and Opinion of Counsel. (a) Upon any application or demand by the Company or the Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture (other than the certificate provided pursuant to Section 5.03 of this Indenture) shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

      SECTION 13.07. Payments Not Due on Business Day. Except as provided pursuant to Section 2.01 pursuant to a Board Resolution, and as set forth in an Officers' Certificate, or established in one or more indentures supplemental to the Indenture, in any case where the date of maturity of interest or principal of any Debenture or the date of redemption of any Debenture shall not be a Business Day then payment of interest or principal (and premium, if any) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

      SECTION 13.08. Provisions Required by Trust Indenture Act of 1939 to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

      SECTION 13.09. Indenture May Be Executed in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

      SECTION 13.10. Separability of Indenture Provisions. In case any one or more of the provisions contained in this Indenture or in the Debentures of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Debentures, but this Indenture and such Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

      SECTION 13.11. Assignment by Company to Subsidiary. Each of the Company and the Guarantor will have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Company or the Guarantor, as the case may be; provided that, in the event of any such assignment, the Company or the Guarantor, as the case may be, will remain jointly and severally liable for all such obligations. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties hereto.

      SECTION 13.12. Holders of Preferred Securities Third Party Beneficiaries. The Company and the Guarantor hereby acknowledge that, to the extent specifically set forth herein, prior to a Security Exchange with respect to the Debentures of any series held as trust assets of a Aetna Capital Trust, the holders of the Preferred Securities of such Aetna Capital Trust shall expressly be third party beneficiaries of this Indenture. The Company and the Guarantor further acknowledge that, prior to a Security Exchange with respect to Debentures of any series held as trust assets of a Aetna Capital Trust, if the Property Trustee of such Aetna Capital Trust fails to enforce its rights under this Indenture as the holder of the Debentures of a series held as trust assets of such Aetna Capital Trust, any holder of the Preferred Securities of such Aetna Capital Trust may institute legal proceedings directly against the Company and/or the Guarantor to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against such Property Trustee or any other person or entity.

                                   ARTICLE 14

                           SUBORDINATION OF DEBENTURES

      SECTION 14.01. Agreement to Subordinate. (a) The Company, for itself, its successors and assigns, covenants and agrees, and each holder of a Debenture, by its acceptance thereof, likewise covenants and agrees, that the payment of the principal of, premium, if any, and interest on, each and all of the Debentures is hereby expressly subordinated, to the extent and in the manner hereinafter in this Article 14 set forth, in right of payment to the prior payment in full of all Senior Indebtedness.

      (b) The payment of the principal of, premium, if any, and interest on, each and all of the Debentures shall rank on a parity with the obligations of the Company under that certain Indenture dated as of November 1, 1994 between Aetna Services, Inc. and The First National Bank of Chicago, as trustee, as amended by the First Indenture Supplement dated August 1, 1996 among Aetna Services, Inc., Aetna Inc. and The First National Bank of Chicago, as trustee.

      SECTION 14.02. Rights of Senior Indebtedness in the Event of Insolvency, Etc., of the Company.

     (a) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, or in the event of any execution sale, then the holders of Senior Indebtedness of the Company shall be entitled to receive payment in full of principal thereof and interest due thereon (including without limitation, except to the extent, if any, prohibited by mandatory provisions of law, post-petition interest in any such proceedings) in money of all Senior Indebtedness of the Company before the holders of Debentures are entitled to receive any payment on account of the principal of or interest on the indebtedness evidenced by the Debentures, and to that end the holders of Senior Indebtedness of the Company shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in connection with any such proceedings or sale in respect of the principal of or interest on the Debentures other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article 14 with respect to the Debentures, to the payment of all indebtedness of the nature of Senior Indebtedness of the Company, provided that the rights of the holders of the Senior Indebtedness of the Company are not altered by such reorganization or readjustment;

     (b) In the event and during the continuation of any default in payment of any Senior Indebtedness of the Company or if any event of default, as therein defined, shall exist under any Senior Indebtedness of the Company or any agreement pursuant to which any Senior Indebtedness of the Company is issued, no payment of the principal of, premium if any, or interest on the Debentures shall be made and the Company covenants that it will, upon ascertaining any such default or event of default, provide written notice to the Trustee of such default or event of default;

     (c) In the event that the Debentures of any series are declared due and payable before their expressed maturity (under circumstances when the provisions of subsection(a) of this Section 14.02 shall not be applicable), the holders of all Senior Indebtedness of the Company shall be entitled to receive payment in full in money of such Senior Indebtedness of the Company before such holders of Debentures are entitled to receive any payment on account of the principal of or interest on the Debentures; and

     (d) No holder of Senior Indebtedness shall be prejudiced in his right to enforce subordination of the Debentures by any act or failure to act on the part of the Company.

      SECTION 14.03. Payment Over of Proceeds Received on Debentures. In the event that, notwithstanding the provisions of Section 14.02, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article 14 with respect to the Debentures, to the payment of all indebtedness of the nature of Senior Indebtedness of the Company, provided that the rights of the holders of the Senior Indebtedness of the Company are not altered by such reorganization or readjustment) shall be received by the holders or by the Trustee for their benefit in connection with any proceedings or sale referred to in subsection (a) of Section 14.02 before all Senior Indebtedness of the Company is paid in full in money, such payment or distribution shall be paid over to the holders of such Senior Indebtedness of the Company or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness of the Company may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness of the Company remaining unpaid until all such Senior Indebtedness of the Company shall have been paid in full in money, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness of the Company.

      From and after the payment in full in money of all Senior Indebtedness of the Company, the holders of Debentures (together with the holders of any other indebtedness of the Company which is subordinate in right of payment to the payment in full of all Senior Indebtedness of the Company, which is not subordinate in right of payment to the Debentures and which by its terms grants such right of subrogation to the holder thereof) shall be subrogated to the rights of the holders of Senior Indebtedness of the Company to receive payments or distributions of assets or securities of the Company applicable to the Senior Indebtedness of the Company until the Debentures shall be paid in full, and, for the purposes of such subrogation, no such payments or distributions to the holders of Senior Indebtedness of the Company of assets or securities, which otherwise would have been payable or distributable to holders of Debentures, shall, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the holders, be deemed to be a payment by the Company to or on account of the Senior Indebtedness of the Company, it being understood that the provisions of this Article 14 are and are intended solely for the purpose of defining the relative rights of the holders, on the one hand, and the holders of the Senior Indebtedness of the Company, on the other hand, and nothing contained in this Article 14 or elsewhere in this Indenture or in the Debentures is intended to or shall impair as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the holders, the obligation of the Company, which is unconditional and absolute, to pay to the holders the principal of and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders and creditors of the Company other than the holders of the Senior Indebtedness of the Company, nor shall anything herein or therein prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture subject to the rights of the holders of Senior Indebtedness of the Company, under Section 14.02, to receive cash, property or securities of the Company otherwise payable or deliverable to the holders of the Debentures.

      Upon any distribution or payment in connection with any proceedings or sale referred to in subsection (a) of Section 14.02, the Trustee, subject as between the Trustee and the holders to the provisions of Sections 7.01 and 7.02 hereof, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution or payment to the Trustee for the purpose of ascertaining the holders of Senior Indebtedness of the Company entitled to participate in such payment or distribution, the amount of such Senior Indebtedness of the Company or the amount payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 14. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness of the Company to participate in any payment or distribution pursuant to this Section 14.03, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Company held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section 14.03, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

      The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company, and shall not be liable to any such holders if it shall in good faith pay over or distribute to holders of Debentures or the Company or any other person moneys or assets to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of
Article 14 of this Indenture or otherwise.


      SECTION 14.04. Payments to Holders. Nothing contained in this Article 14 or elsewhere in this Indenture, or in any of the Debentures, shall prevent at any time, (a) the Company from making payments at any time of principal of or interest on the Debentures, except under the conditions described in Section
14.02 or during the pendency of any proceedings or sale therein referred to, provided, however, that payments of principal of or interest on the Debentures shall only be made by the Company within three Business Days of the due dates for such payments or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of or interest on the Debentures, if at the time of such deposit the Trustee did not have written notice in accordance with Section 14.06 of any event prohibiting the making of such deposit by the Company or if in the event of redemption, the Trustee did not have such written notice prior to the time that the notice of redemption pursuant to Section 3.02 was given (which notice of redemption shall in no event be given more than 60 days prior to the date fixed for redemption).


      SECTION 14.05. Holders of Debentures Authorize Trustee to Effectuate Subordination of Debentures. Each Holder by his acceptance of a Debenture authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article 14 and appoints the Trustee as attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of such Holder's Debentures in the form required in said proceedings and cause said claim to be approved.

      SECTION 14.06. Notice to Trustee. Notwithstanding the provisions of this
Article 14 or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to the Trustee, unless and until a Responsible Officer shall have received written notice thereof from the Company or from the holder or the representative of any class of Senior Indebtedness of the Company; provided, however, that if at least two Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of either the cash amount payable at maturity or interest on any Debenture) a Responsible Officer shall not have received with respect to such monies the notice provided for in this Section 14.06, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such two Business Days prior to such date.


      SECTION 14.07. Trustees May Hold Senior Indebtedness. The Trustee or any Authenticating Agent shall be entitled to all the rights set forth in this
Article 14 with respect to any Senior Indebtedness of the Company which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness.

      SECTION 14.08. Applicability of Article 14 to Paying Agents. In case at any time any paying agent other than the Trustee shall be appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article 14 in place of the Trustee.

                                   ARTICLE 15

                             GUARANTEE OF DEBENTURES

      SECTION 15.01. Guarantee. The Guarantor hereby unconditionally guarantees to each Holder of a Debenture of each series of the Company authenticated and delivered by the Trustee or an Authenticating Agent the due and punctual payment of the principal of (premium, if any) and interest on such Debenture and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of such Debenture, when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration, call for redemption or otherwise according to the terms of such Debenture and of this Indenture (the "Guaranteed Obligations"). In case of default by the Company in the payment of any such principal, premium, interest or sinking fund payment, the Guarantor agrees duly and punctually to make any such payment when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company. The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional irrespective of, and shall be unaffected by, the validity, legality or enforceability of any Debenture of any series or this Indenture, the absence of any action to enforce the same or any waiver, modification or indulgence or consent granted to the Company with respect thereto by the Holder of any Debenture of any series or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of a Debenture or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right of set-off or counterclaim, any right to require a proceeding first against the Company, protect or notice with respect to any Debenture or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of a Debenture issued under this Indenture and all demands whatsoever, and covenants that this Guarantee will not be discharged as to any Debenture except by payment in full of the principal of (premium, if any) and interest on such Debenture.

      SECTION 15.02. Subrogation. The Guarantor shall be subrogated to all rights of the Holder of a Debenture against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of all Holders of Debentures of such series, be entitled to enforce, or to receive, any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest then due and payable on all Debentures of the relevant series shall have been irrevocably paid in full in accordance with the terms of such Debentures.

      SECTION 15.03. Reinstatement. The Guarantee of the Guarantor is a guarantee of payment when due and not of collection. The Guarantee shall continue to be effective, or be reinstated, as the case may be, in respect of any Debenture if at any time payment, or any part thereof, of such Debenture is rescinded or must otherwise be restored or returned by the Holder of such Debenture or any trustee for said Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other entity, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any other entity or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

      SECTION 15.04. Execution and Delivery of Guarantees. To evidence its guarantee set forth in Section 15.01, the Guarantor hereby agrees to execute, subject to

Section 2.02 the Guarantee in a form established pursuant to indenture supplemental hereto, to be endorsed on each Debenture authenticated and delivered by the Trustee. Each such Guarantee shall be executed by the Guarantor as provided in Section 2.01.

      The delivery of any Debenture by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor.


                                   ARTICLE 16

                           SUBORDINATION OF GUARANTEES

      SECTION 16.01. Agreement to Subordinate. The Guarantor, for itself, its successors and assigns, covenants and agrees, and each holder of a Debenture, by its acceptance thereof, likewise covenants and agrees, that all obligations of the Guarantor under the Guarantee are hereby expressly subordinated, to the extent and in the manner hereinafter in this Article 16 set forth, in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor.

      (b) The obligations of the Guarantor under the Guarantees shall rank on a parity with the obligations of the Guarantor under that certain Indenture dated as of November 1, 1994 between Aetna Services, Inc. and The First National Bank of Chicago, as trustee, as amended by the First Indenture Supplement dated August 1, 1996 among Aetna Services, Inc., Aetna Inc. and The First National Bank of Chicago, as trustee.

      SECTION 16.02. Rights of Senior Indebtedness in the Event of Insolvency, Etc. of the Guarantor.


     (a) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Guarantor or to its creditors, as such, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Guarantor, whether or not involving insolvency or bankruptcy, or in the event of any execution sale, then the holders of Senior Indebtedness of the Guarantor shall be entitled to receive payment in full of principal thereof and interest due thereon (including without limitation, except to the extent, if any, prohibited by mandatory provisions of law, post-petition interest in any such proceedings) in money of all Senior Indebtedness of the Guarantor before the holders of Debentures are entitled to receive any payment on account of the obligations under the Guarantees, and to that end the holders of Senior Indebtedness of the Guarantor shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in connection with any such proceedings or sale in respect of the obligations under the Guarantees other than securities of the Guarantor as reorganized or readjusted or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article 16 with respect to the Guarantees, to the payment of all indebtedness of the nature of Senior Indebtedness of the Guarantor, provided that the rights of the holders of the Senior Indebtedness of the Guarantor are not altered by such reorganization or readjustment;


     (b) In the event and during the continuation of any default in payment of any Senior Indebtedness of the Guarantor or if any event of default, as therein defined, shall exist under any Senior Indebtedness of the Guarantor or any agreement pursuant to which any Senior Indebtedness of the Guarantor is issued, no payment of the obligations under the Guarantee shall be made and the Guarantor covenants that it will, upon ascertaining any such default or event of default, provide written notice to the Trustee of such default or event of default;

     (c) In the event that the Debentures of any series are declared due and payable before their expressed maturity (under circumstances when the provisions of subsection(a) of this Section 16.02 shall not be applicable), the holders of all Senior Indebtedness of the Guarantor shall be entitled to receive payment in full in money of such Senior Indebtedness of the Guarantor before such holders of Debentures are entitled to receive any payment on account of the obligations under the Guarantee; and

     (d) No holder of Senior Indebtedness shall be prejudiced in his right to enforce subordination of the Guarantees by any act or failure to act on the part of the Guarantee.

      SECTION 16.03. Payment Over of Proceeds Received on Guarantees. In the event that, notwithstanding the provisions of Section 16.02, any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities (other than securities of the Guarantor as reorganized or readjusted or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article 16 with respect to the Guarantees, to the payment of all indebtedness of the nature of Senior Indebtedness of the Guarantor, provided that the rights of the holders of the Senior Indebtedness of the Guarantor are not altered by such reorganization or readjustment) shall be received by the holders or by the Trustee for their benefit in connection with any proceedings or sale referred to in subsection (a) of Section 16.02 before all Senior Indebtedness of the Guarantor is paid in full in money, such payment or distribution shall be paid over to the holders of such Senior Indebtedness of the Guarantor or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness of the Guarantor may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness of the Guarantor remaining unpaid until all such Senior Indebtedness of the Guarantor shall have been paid in full in money, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness of the Guarantor.

      From and after the payment in full in money of all Senior Indebtedness of the Guarantor, the holders of Guarantees (together with the holders of any other indebtedness of the Guarantor which is subordinate in right of payment to the payment in full of all Senior Indebtedness of the Guarantor, which is not subordinate in right of payment to the Guarantees and which by its terms grants such right of subrogation to the holder thereof) shall be subrogated to the rights of the holders of Senior Indebtedness of the Guarantor to receive payments or distributions of assets or securities of the Guarantor applicable to the Senior Indebtedness of the Guarantor until the Guarantees shall be paid in full, and, for the purposes of such subrogation, no such payments or distributions to the holders of Senior Indebtedness of the Guarantor of assets or securities, which otherwise would have been payable or distributable to holders of Guarantees, shall, as between the Guarantor, its creditors other than the holders of Senior Indebtedness of the Guarantor, and the holders, be deemed to be a payment by the Guarantor to or on account of the Senior Indebtedness of the Guarantor, it being understood that the provisions of this Article 16 are and are intended solely for the purpose of defining the relative rights of the holders, on the one hand, and the holders of the Senior Indebtedness of the Guarantor, on the other hand, and nothing contained in this Article 16 or elsewhere in this Indenture or in the Guarantees is intended to or shall impair as between the Guarantor, its creditors other than the holders of Senior Indebtedness of the Guarantor, and the holders, the obligation of the Guarantor, which is unconditional and absolute, to pay to the holders the obligations under the Guarantees as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders and creditors of the Guarantor other than the holders of the Senior Indebtedness of the Guarantor, nor shall anything herein or therein prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture subject to the rights of the holders of Senior Indebtedness of the Guarantor, under Section 16.02, to receive cash, property or securities of the Guarantor otherwise payable or deliverable to the holders of the Debentures.

      Upon any distribution or payment in connection with any proceedings or sale referred to in subsection (a) of Section 16.02, the Trustee, subject as between the Trustee and the holders to the provisions of Sections 7.01 and 7.02 hereof, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution or payment to the Trustee for the purpose of ascertaining the holders of Senior Indebtedness of the Guarantor entitled to participate in such payment or distribution, the amount of such Senior Indebtedness of the Guarantor or the amount payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 16. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness of the Guarantor to participate in any payment or distribution pursuant to this Section 16.03, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Guarantor held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section 16.03, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

      The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Guarantor, and shall not be liable to any such holders if it shall in good faith pay over or distribute to holders of Debentures or the Guarantor or any other person moneys or assets to which any holders of Senior Indebtedness of the Guarantor shall be entitled by virtue of
Article 16 of this Indenture or otherwise.

      SECTION 16.04. Payments to Holders. Nothing contained in this Article 16 or elsewhere in this Indenture, or in any of the Debentures, shall prevent at any time, (a) the Guarantor from making payments at any time of the obligations under the Guarantees, except under the conditions described in Section 16.02 or during the pendency of any proceedings or sale therein referred to, provided, however, that payments of principal of or interest on the Debentures shall only be made by the Guarantor within three business days of the due dates for such payments or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of or interest on the Debentures, if at the time of such deposit the Trustee did not have written notice in accordance with Section 16.06 of any event prohibiting the making of such deposit by the Guarantor or if in the event of redemption, the Trustee did not have such written notice prior to the time that the notice of redemption pursuant to Section 3.02 was given (which notice of redemption shall in no event be given more than 60 days prior to the date fixed for redemption).

      SECTION 16.05. Holders of Debentures Authorize Trustee to Effectuate Subordination of Guarantee. Each Holder by his acceptance of a Debenture authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article 16 and appoints the Trustee as attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of the Guarantor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Guarantor, the immediate filing of a claim for the unpaid balance of such

Holder's Debentures in the form required in said proceedings and cause said claim to be approved.


      SECTION 16.06. Notice to Trustee. Notwithstanding the provisions of this
Article 16 or any other provisions of this Indenture, the Trustee shall not be charged with the knowledge of the existence of any facts which would prohibit the making of any payment of moneys to the Trustee, unless and until a Responsible Officer shall have received written notice thereof from the Guarantor or from the holder or the representative of any class of Senior Indebtedness of the Guarantor; provided, however, that if at least two Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of either the cash amount payable at maturity or interest on any Debenture) the Trustee shall not have received with respect to such monies the notice provided for in this Section 16.06, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such two business days prior to such date.


      SECTION 16.07. Trustees May Hold Senior Indebtedness. The Trustee or any Authenticating Agent shall be entitled to all the rights set forth in this
Article 16 with respect to any Senior Indebtedness of the Guarantor which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness.

      SECTION 16.08. Applicability of Article 16 to Paying Agents. In case at any time any paying agent other than the Trustee shall be appointed by the Guarantor and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this
Article 16 in place of the Trustee.

      The First National Bank of Chicago, as Trustee, hereby accepts the trust in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                 AETNA SERVICES, INC.

                                 By
                                    --------------------------------------------
                                    Name:
                                    Title:
Attest:

By
   --------------------------
    Name:
    Title:
                                 AETNA INC.

                                 By
                                    --------------------------------------------
                                    Name:
                                    Title:
Attest:

By
   --------------------------
    Name:
    Title:
                                 THE FIRST NATIONAL BANK OF
                                    CHICAGO

                                 By
                                    --------------------------------------------
                                    Name:
                                    Title:
Attest:

By
   --------------------------
    Name:
    Title:

STATE OF [                ]   )
                                        ss.:
COUNTY OF [                 ] )

      On __________, 199__ before me, ____________________, Notary Public, personally appeared ______________________ and

      / / personally known to me  -OR -

      / / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

      Witness my hand and official seal.


-----------------------------
      Signature of Notary

CAPACITY CLAIMED BY SIGNER

/ /  INDIVIDUAL(S) _____________________

/ /  CORPORATE OFFICER(S)

/ /  PARTNER(S)

/ /  ATTORNEY-IN-FACT

/ /  TRUSTEE(S)

/ /  GUARDIAN/CONSERVATOR

/ /  OTHER:

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

AETNA SERVICES, INC.

STATE OF [                ]   )
                                        ss.:
COUNTY OF [                 ] )

      On __________, 199__ before me, ____________________, Notary Public, personally appeared ______________________ and

      / / personally known to me  -OR -

      / / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

      Witness my hand and official seal.


-----------------------------
      Signature of Notary

CAPACITY CLAIMED BY SIGNER

/ /  INDIVIDUAL(S) _____________________

/ /  CORPORATE OFFICER(S)

/ /  PARTNER(S)

/ /  ATTORNEY-IN-FACT

/ /  TRUSTEE(S)

/ /  GUARDIAN/CONSERVATOR

/ /  OTHER:

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

AETNA INC.

STATE OF [                ]   )
                                        ss.:
COUNTY OF [                 ] )

      On _________, 199__ before me, __________________, Notary Public, personally appeared ___________________ and

      / /  personally known to me - OR -

      / / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

      Witness my hand and official seal.


-----------------------------
      Signature of Notary

CAPACITY CLAIMED BY SIGNER

/ /  INDIVIDUAL(S) _________________________

/ /  CORPORATE OFFICER(S)

/ /  TRUST OFFICER

/ /  ATTORNEY-IN-FACT

/ /  TRUSTEE(S)

/ /  GUARDIAN/CONSERVATOR

/ /  OTHER:

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

THE FIRST NATIONAL BANK OF CHICAGO